UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

AMG FUNDS III

(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2023 – JUNE 30, 2023(Semi-Annual Shareholder Report)

Item 1.	Reports to Shareholders

SEMI-ANNUAL REPORT

AMG Funds

June 30, 2023

AMG GW&K ESG Bond Fund

Class N: MGFIX | Class I: MGBIX

AMG GW&K Enhanced Core Bond ESG Fund

Class N: MFDAX | Class I: MFDSX | Class Z: MFDYX

AMG GW&K High Income Fund

Class N: MGGBX | Class I: GWHIX

AMG GW&K Municipal Bond Fund

Class N: GWMTX | Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Class N: GWMNX | Class I: GWMEX | Class Z: GWMZX

amgfunds.com |	063023	SAR088

AMG Funds Semi-Annual Report — June 30, 2023 (unaudited)

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first section of the following table provides information about the actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2023	Expense Ratio for the Period	Beginning Account Value 01/01/23	Ending Account Value 06/30/23	Expenses Paid During the Period*

AMG GW&K ESG Bond Fund

Based on Actual Fund Return

Class N	0.68%	$1,000	$1,029	$3.42

Class I	0.48%	$1,000	$1,030	$2.42

Based on Hypothetical 5% Annual Return

Class N	0.68%	$1,000	$1,021	$3.41

Class I	0.48%	$1,000	$1,022	$2.41

AMG GW&K Enhanced Core Bond ESG Fund

Based on Actual Fund Return

Class N	0.73%	$1,000	$1,025	$3.67

Class I	0.56%	$1,000	$1,027	$2.81

Class Z	0.48%	$1,000	$1,027	$2.41

Based on Hypothetical 5% Annual Return

Class N	0.73%	$1,000	$1,021	$3.66

Class I	0.56%	$1,000	$1,022	$2.81

Class Z	0.48%	$1,000	$1,022	$2.41

AMG GW&K High Income Fund

Based on Actual Fund Return

Class N	0.84%	$1,000	$1,037	$4.24

Class I	0.64%	$1,000	$1,038	$3.23

Based on Hypothetical 5% Annual Return

Class N	0.84%	$1,000	$1,021	$4.21

Class I	0.64%	$1,000	$1,022	$3.21

Six Months Ended June 30, 2023	Expense Ratio for the Period	Beginning Account Value 01/01/23	Ending Account Value 06/30/23	Expenses Paid During the Period*

AMG GW&K Municipal Bond Fund

Based on Actual Fund Return

Class N	0.73%	$1,000	$1,019	$3.66

Class I	0.39%	$1,000	$1,021	$1.95

Based on Hypothetical 5% Annual Return

Class N	0.73%	$1,000	$1,021	$3.66

Class I	0.39%	$1,000	$1,023	$1.96

AMG GW&K Municipal Enhanced Yield Fund

Based on Actual Fund Return

Class N	0.99%	$1,000	$1,059	$5.05

Class I	0.64%	$1,000	$1,060	$3.27

Class Z	0.59%	$1,000	$1,060	$3.01

Based on Hypothetical 5% Annual Return

Class N	0.99%	$1,000	$1,020	$4.96

Class I	0.64%	$1,000	$1,022	$3.21

Class Z	0.59%	$1,000	$1,022	$2.96

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Fund Performance (unaudited) Periods ended June 30, 2023

The table below shows the average annual total returns for the periods indicated for each Fund, as well as each Fund’s relative index for the same time periods ended June 30, 2023.

Average Annual Total Returns[1]	Six Months*	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG GW&K ESG Bond Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23

Class N	2.86%	0.89%	1.02%	2.09%	7.10%	06/01/84

Class I	2.96%	1.14%	1.22%	2.24%	1.89%	04/01/13

Bloomberg U.S. Aggregate Bond Index[29]	2.09%	(0.94%)	0.77%	1.52%	6.37%	06/01/84	†

AMG GW&K Enhanced Core Bond ESG Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18

Class N	2.53%	(0.50%)	1.14%	1.45%	4.40%	01/02/97

Class I	2.72%	(0.32%)	1.34%	1.62%	1.38%	11/30/12

Class Z	2.65%	(0.25%)	1.39%	1.70%	4.75%	01/02/97

Bloomberg U.S. Aggregate Bond Index[29]	2.09%	(0.94%)	0.77%	1.52%	4.20%	01/02/97	†

AMG GW&K High Income Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 24, 25

Class N	3.65%	7.79%	3.69%	2.71%	4.59%	03/25/94

Class I	3.75%	8.00%	—	—	0.19%	03/15/21

Bloomberg U.S. High Yield 1-5 Year Ba Index[30]	3.55%	7.63%	3.85%	4.15%	6.39%	03/25/94	†

AMG GW&K Municipal Bond Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 26

Class N	1.94%	3.58%	1.40%	2.03%	3.05%	06/30/09

Class I	2.10%	3.99%	1.74%	2.40%	3.48%	06/30/09

Bloomberg 10-Year Municipal Bond Index[31]	2.16%	4.03%	2.29%	2.92%	3.80%	06/30/09	†

AMG GW&K Municipal Enhanced Yield Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 15, 26, 27, 28

Class N	5.87%	4.13%	1.05%	3.21%	4.62%	07/27/09

Class I	6.00%	4.39%	1.40%	3.62%	3.77%	12/30/05

Class Z	6.03%	4.45%	1.46%	—	2.39%	02/24/17

Bloomberg U.S. Municipal Bond BAA Index[32]	4.45%	4.10%	2.47%	3.48%	4.67%	07/27/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Funds and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

*	Not annualized.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of June 30, 2023. All returns are in U.S. dollars ($).

[2]   From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]   The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

[4]   Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 pandemic, or in response to events that affect particular industries or companies.

[5]   Fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.

[6]   The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amount paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

[7]   During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

[8]   Inflation risk is the risk that the value of assets or income from investments will be worth less in the future. Inflation rates may change frequently and drastically as a result of various factors and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund. Recently, inflation levels have been at their highest point in nearly 40 years, and the U.S. Federal Reserve has begun an aggressive campaign to raise certain benchmark interest rates in an effort to combat inflation. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the

Fund Performance Periods ended June 30, 2023 (continued)

    prices throughout the economy decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

[9]   The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[10]  Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[11]  Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[12]  A debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.

[13]  The Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.

[14]  The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.

[15]  Below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

[16]  Because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not incorporate ESG factors into their investment process. The incorporation of ESG criteria into the investment process may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will improve the financial performance of the Fund or reflect the beliefs or values of any particular investor. ESG standards differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

[17]  Obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.

[18]  Investments in asset-backed and mortgage-backed securities involve risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default.

[19]  Fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

[20]  Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

[21]  Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

[22]  Because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.

[23]  As of March 19, 2021, the Fund’s subadviser was changed to GW&K Investment Management, LLC. Prior to March 19, 2021, the Fund was known as the AMG Managers Loomis Sayles Bond Fund and had different principal investment strategies and corresponding risks. Performance shown for periods prior to March 19, 2021, reflects the performance and investment strategies of the Fund’s previous subadviser, Loomis, Sayles & Company, L.P. The Fund’s past performance would have been different if the Fund were managed by the current subadviser and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[24]  As of December 4, 2020, the Fund’s subadviser was changed to GW&K Investment Management, LLC. Prior to December 4, 2020, the Fund was known as the AMG Managers Global Income Opportunity Fund, and had different principal investment strategies and corresponding risks. Performance shown for periods prior to December 4, 2020, reflects the performance and investment strategies of the Fund’s previous subadviser, Loomis, Sayles & Company, L.P. The Fund’s past performance would have been different if the Fund were managed by the current subadviser and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[25]  Investing in restricted securities (including, without limitation, Rule 144A securities) may reduce the liquidity of the Fund’s investments in the event that an adequate trading market does not exist for these securities. Limitations on the resale of restricted securities could adversely affect the marketability of the securities, and the Fund may be unable to sell the security at the desired time or price, if at all. The purchase price and subsequent valuation of restricted securities normally reflect a discount, which may be significant, from the market price of comparable unrestricted securities for which a liquid trading market exists.

[26]  Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[27]  The issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.

[28]  The use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, liquidity risk, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[29]  The Bloomberg U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

[30]  The Bloomberg U.S. High Yield Ba 1-5 Year Index, a subset of the Bloomberg High Yield Index, is an unmanaged index comprised of fixed rate, publicly issued, non-investment grade debt registered with the Securities and Exchange Commission (SEC) where the middle rating of Moody’s, S&P and Fitch is BB and

Fund Performance Periods ended June 30, 2023 (continued)

    maturities range from 1 to 5 years. Unlike the Fund, the Bloomberg U.S. High Yield Ba 1-5 Year Index is unmanaged, is not available for investment and does not incur expenses.

[31]  The Bloomberg 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond Index. It is a rules based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Bloomberg 10-Year Municipal Bond Index is

    unmanaged, is not available for investment and does not incur expenses.

[32]  The Bloomberg U.S. Municipal Bond BAA Index is a subset of the Bloomberg U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Bloomberg U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P.

and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K ESG Bond Fund Fund Snapshots (unaudited) June 30, 2023

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	53.2

U.S. Government and Agency Obligations	37.4

Municipal Bonds	6.4

Foreign Government Obligations	1.0

Short-Term Investments	3.8

Other Assets, less Liabilities	(1.8)

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	38.1

Aaa/AAA	2.5

Aa/AA	9.0

A	9.0

Baa/BBB	23.3

Ba/BB	18.1

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Bonds, 2.250%, 05/15/41	3.2

FHLMC, 3.000%, 04/01/51	3.1

U.S. Treasury Bonds, 1.875%, 02/15/51	2.3

FNMA, 3.500%, 08/01/49	2.2

FNMA, 3.500%, 02/01/35	2.1

U.S. Treasury Bonds, 3.125%, 05/15/48	2.0

FNMA, 3.500%, 02/01/47	2.0

FHLMC, 3.500%, 02/01/50	1.8

FNMA, 2.000%, 04/01/51	1.8

FHLMC, 4.500%, 12/01/48	1.7

Top Ten as a Group	22.2

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (unaudited) June 30, 2023

	Principal Amount	Value

Corporate Bonds and Notes - 53.2%

Financials - 10.8%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650%, 10/29/24	$5,300,000	$4,980,460

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[1,2,3]	1,195,000	991,850

American Tower Corp. 4.400%, 02/15/26	1,900,000	1,841,230

Bank of America Corp.
(3.559% to 04/23/26 then 3 month SOFR + 1.322%), 3.559%, 04/23/27[1,3]	3,272,000	3,102,090
MTN, (4.330% to 03/15/49 then 3 month SOFR + 1.782%), 4.330%, 03/15/50[1,3]	2,775,000	2,386,407

The Bank of New York Mellon Corp.
Series G, (4.700% to 09/20/25 then U.S. Treasury Yield Curve CMT 5 year + 4.358%), 4.700%, 09/20/25[1,2,3]	4,300,000	4,176,375

Citigroup, Inc.
Series P, (5.950% to 05/15/25 then 3 month SOFR + 4.167%), 5.950%, 05/15/25[1,2,3]	1,550,000	1,486,494

Crown Castle, Inc. 4.000%, 03/01/27	2,300,000	2,186,172

First-Citizens Bank & Trust Co. 6.125%, 03/09/28	2,825,000	2,786,826

The Goldman Sachs Group, Inc. 6.750%, 10/01/37	1,850,000	1,989,756

JPMorgan Chase & Co.
(1.470% to 09/22/26 then SOFR + 0.765%), 1.470%, 09/22/27[1,3]	5,429,000	4,792,849

Morgan Stanley 3.950%, 04/23/27	2,200,000	2,083,031
(4.431% to 01/23/29 then 3 month SOFR + 1.890%), 4.431%, 01/23/30[1,3]	2,948,000	2,804,832

SBA Communications Corp. 3.875%, 02/15/27	3,700,000	3,408,463

SLM Corp. 3.125%, 11/02/26	3,365,000	2,910,725
4.200%, 10/29/25	838,000	778,542

Starwood Property Trust, Inc. 4.750%, 03/15/25[4]	1,700,000	1,606,943

Wells Fargo & Co., MTN
(2.879% to 10/30/29 then 3 month SOFR + 1.432%), 2.879%, 10/30/30[1,3]	3,435,000	2,966,757

Weyerhaeuser Co. 6.875%, 12/15/33	2,600,000	2,824,785

Total Financials		50,104,587

Industrials - 40.1%

Advocate Health & Hospitals Corp. 4.272%, 08/15/48	1,700,000	1,497,849

	Principal Amount	Value

AECOM 5.125%, 03/15/27	$1,650,000	$1,596,491

Air Products and Chemicals, Inc. 2.700%, 05/15/40	2,450,000	1,827,158
4.800%, 03/03/33	1,621,000	1,635,575

Alcoa Nederland Holding, B.V. (Netherlands) 4.125%, 03/31/29[4,5]	5,150,000	4,602,812

Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/38	2,200,000	2,036,928

Aramark Services, Inc. 5.000%, 02/01/28[5]	3,120,000	2,940,725

Ashtead Capital, Inc. 1.500%, 08/12/26[5]	3,536,000	3,089,697

AT&T, Inc. 4.300%, 02/15/30	2,200,000	2,088,295

Ball Corp. 2.875%, 08/15/30	3,875,000	3,216,743

Broadcom Corp./Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	2,819,000	2,688,173

CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, 05/01/26[5]	2,000,000	1,950,063

Celanese US Holdings LLC 6.050%, 03/15/25	4,585,000	4,566,267

Centene Corp. 3.375%, 02/15/30	3,650,000	3,136,956

Cisco Systems, Inc. 5.500%, 01/15/40	1,650,000	1,754,499

Clean Harbors, Inc. 4.875%, 07/15/27[5]	2,520,000	2,412,969

Clearwater Paper Corp. 4.750%, 08/15/28[5]	1,950,000	1,716,312

Cogent Communications Group, Inc. 3.500%, 05/01/26[5]	3,365,000	3,121,037

Comcast Corp. 4.650%, 02/15/33[4]	3,717,000	3,689,922

CommonSpirit Health 3.347%, 10/01/29	1,950,000	1,715,513

Crown Americas LLC/Crown Americas Capital Corp. V 4.250%, 09/30/26	3,350,000	3,172,416

Dell International LLC/EMC Corp. 8.100%, 07/15/36	972,000	1,137,200

Dell, Inc. 7.100%, 04/15/28[4]	2,750,000	2,957,845

Delta Air Lines, Inc. 7.375%, 01/15/26[4]	3,100,000	3,231,694

Discovery Communications LLC 3.950%, 03/20/28	2,047,000	1,903,158

Eastman Chemical Co. 5.750%, 03/08/33	4,810,000	4,804,179

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 40.1% (continued)

FMG Resources August 2006 Pty, Ltd. (Australia) 4.500%, 09/15/27[5]	$3,000,000	$2,793,748

The Ford Foundation Series 2020, 2.415%, 06/01/50	2,725,000	1,809,023

Freeport-McMoRan, Inc. 4.625%, 08/01/30	2,961,000	2,790,002

Graphic Packaging International LLC 3.500%, 03/01/29[5]	2,850,000	2,492,140

Hasbro, Inc. 3.900%, 11/19/29	3,120,000	2,819,358

HB Fuller Co. 4.250%, 10/15/28	3,400,000	3,026,136

HCA, Inc. 3.500%, 09/01/30	3,050,000	2,673,476

Hilton Domestic Operating Co., Inc. 4.875%, 01/15/30	3,600,000	3,356,712

The Home Depot, Inc. 5.875%, 12/16/36	1,600,000	1,741,885

Howmet Aerospace, Inc. 6.875%, 05/01/25	2,000,000	2,031,802

Jacobs Engineering Group, Inc. 5.900%, 03/01/33	4,293,000	4,211,783

KB Home 4.800%, 11/15/29	1,222,000	1,120,820

6.875%, 06/15/27	1,751,000	1,777,150

Kraft Heinz Foods Co. 4.625%, 10/01/39	2,730,000	2,466,776

Lamar Media Corp. 4.875%, 01/15/29	3,250,000	3,022,500

Merck & Co., Inc. 1.900%, 12/10/28	6,710,000	5,859,480

Microsoft Corp. 2.525%, 06/01/50	2,450,000	1,694,777

MSCI, Inc. 3.250%, 08/15/33[5]	2,015,000	1,622,798

Mueller Water Products, Inc. 4.000%, 06/15/29[5]	3,000,000	2,661,864

Murphy Oil USA, Inc. 4.750%, 09/15/29	3,250,000	2,983,727

Newell Brands, Inc. 4.700%, 04/01/26[6]	3,400,000	3,193,791

Novelis Corp. 3.250%, 11/15/26[5]	3,175,000	2,873,908

Owens Corning 7.000%, 12/01/36[6]	1,800,000	1,968,889

Parker-Hannifin Corp. 3.250%, 06/14/29	1,900,000	1,728,073

Penske Automotive Group, Inc. 3.500%, 09/01/25	2,000,000	1,900,993

	Principal Amount	Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, 04/15/26[5]	$3,100,000	$3,043,046

PulteGroup, Inc. 6.000%, 02/15/35	2,050,000	2,072,667

SK Hynix, Inc. (South Korea) 2.375%, 01/19/31[5]	3,000,000	2,314,234

Sonoco Products Co. 2.850%, 02/01/32	3,682,000	3,066,741

Sysco Corp. 2.400%, 02/15/30	4,475,000	3,811,447

Teleflex, Inc. 4.250%, 06/01/28[5]	3,350,000	3,061,043

Tenet Healthcare Corp. 4.875%, 01/01/26	3,250,000	3,165,466

Toll Brothers Finance Corp. 4.875%, 03/15/27	3,250,000	3,146,868

Travel + Leisure Co. 5.650%, 04/01/24[6]	2,700,000	2,669,067

Twilio, Inc. 3.625%, 03/15/29	600,000	510,450

3.875%, 03/15/31[4]	2,694,000	2,243,064

United Parcel Service, Inc. 6.200%, 01/15/38	1,500,000	1,676,724

United Rentals North America, Inc. 3.875%, 02/15/31[4]	3,650,000	3,160,165

Verizon Communications, Inc. 3.875%, 02/08/29	4,908,000	4,603,141

VF Corp. 2.950%, 04/23/30[4]	2,100,000	1,725,140

VMware, Inc. 3.900%, 08/21/27	3,200,000	3,033,682

Walgreens Boots Alliance, Inc. 4.800%, 11/18/44	2,520,000	2,077,896

Walmart, Inc. 4.050%, 06/29/48	1,850,000	1,705,510

WESCO Distribution, Inc. 7.125%, 06/15/25[5]	1,600,000	1,616,856

Western Digital Corp. 4.750%, 02/15/26	1,916,000	1,825,024

Yum! Brands, Inc. 3.625%, 03/15/31	3,550,000	3,066,934

Total Industrials		186,707,252

Utilities - 2.3%

Dominion Energy, Inc.
Series B, (4.650% to 12/15/24 then U.S. Treasury Yield Curve CMT 5 year + 2.993%), 4.650%, 12/15/24[1,2,3]	3,750,000	3,371,625

National Rural Utilities Cooperative Finance Corp. 1.350%, 03/15/31	4,635,000	3,537,069

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Utilities - 2.3% (continued)

Northern States Power Co. 2.900%, 03/01/50	$5,365,000	$3,695,519

Total Utilities		10,604,213

Total Corporate Bonds and Notes (Cost $274,989,913)		247,416,052

Municipal Bonds - 6.4%

California Health Facilities Financing Authority 4.190%, 06/01/37	3,500,000	3,268,385

California State General Obligation, School Improvements, Build America Bonds 7.550%, 04/01/39	2,300,000	2,897,548

Commonwealth of Massachusetts, Series B 4.110%, 07/15/31	3,660,000	3,554,263

Dallas Fort Worth International Airport, Series A 4.507%, 11/01/51	1,000,000	930,659

JobsOhio Beverage System, Series A 2.833%, 01/01/38	3,700,000	2,953,063

Los Angeles Unified School District, School Improvements, Build America Bonds 5.750%, 07/01/34	3,225,000	3,420,401

Massachusetts School Building Authority, Series B, 1.753%, 08/15/30	4,500,000	3,794,196

New Jersey Economic Development Authority, Pension Funding, Series A (National Insured) 7.425%, 02/15/29	3,550,000	3,812,979

Port Authority of New York & New Jersey 6.040%, 12/01/29	2,000,000	2,137,757

University of California, Series BI 1.697%, 05/15/29	3,650,000	3,085,996

Total Municipal Bonds (Cost $34,650,519)		29,855,247

U.S. Government and Agency Obligations - 37.4%

Fannie Mae - 16.0%

FNMA
2.000%, 04/01/51	9,998,710	8,186,695
3.500%, 02/01/35 to 02/01/51	37,487,174	35,098,445
4.000%, 07/01/44 to 01/01/51	22,705,472	21,672,804
4.500%, 05/01/48 to 06/01/49	6,533,647	6,428,361
5.000%, 05/01/50	2,981,116	2,967,008

Total Fannie Mae		74,353,313

Freddie Mac - 8.5%

FHLMC
2.000%, 03/01/36	8,211,937	7,297,741
3.000%, 04/01/51	16,077,802	14,182,711
3.500%, 02/01/50	9,100,201	8,426,779
4.500%, 10/01/48 to 12/01/48	9,551,934	9,354,477

Total Freddie Mac		39,261,708

	Principal Amount	Value

U.S. Treasury Obligations - 12.9%
U.S. Treasury Bonds
1.250%, 05/15/50	$4,625,000	$2,600,659
1.875%, 02/15/51	15,997,000	10,592,389
2.250%, 05/15/41	19,559,000	15,063,486
2.500%, 02/15/46	2,096,000	1,613,347
3.125%, 05/15/48	10,968,000	9,461,185
3.500%, 02/15/39	7,727,000	7,402,225
5.000%, 05/15/37	2,221,000	2,514,849

U.S. Treasury Notes
3.500%, 02/15/33	4,529,000	4,411,529
4.000%, 02/29/28	6,530,000	6,481,790

Total U.S. Treasury Obligations		60,141,459

Total U.S. Government and Agency Obligations (Cost $204,003,839)		173,756,480

Foreign Government Obligation - 1.0%

The Korea Development Bank (South Korea) 0.500%, 10/27/23 (Cost $4,551,148)	4,550,000	4,473,290

Short-Term Investments - 3.8%

Joint Repurchase Agreements - 2.7%[7]

Bank of America Securities, Inc., dated 06/30/23, due 07/03/23, 5.060% total to be received $1,565,117 (collateralized by various U.S. Government Agency Obligations, 2.000% - 6.500%, 04/01/35 - 09/01/61, totaling $1,595,746)	1,564,457	1,564,457

Cantor Fitzgerald Securities, Inc., dated 06/30/23, due 07/03/23, 5.080% total to be received $2,123,856 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 10/13/23 - 02/20/73, totaling $2,165,416)	2,122,957	2,122,957

RBC Dominion Securities, Inc., dated 06/30/23, due 07/03/23, 5.060% total to be received $3,131,385 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 07/31/23 - 05/20/53, totaling $3,192,666)	3,130,065	3,130,065

Santander U.S. Capital Markets LLC, dated 06/30/23, due 07/03/23, 5.140% total to be received $3,068,778 (collateralized by various U.S. Government Agency Obligations, 2.130% - 6.464%, 09/25/24 - 04/20/71, totaling $3,128,813)	3,067,464	3,067,464

State of Wisconsin Investment Board, dated 06/30/23, due 07/03/23, 5.150% total to be received $2,635,078 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 07/15/25 - 02/15/51, totaling $2,686,690)	2,633,948	2,633,948

Total Joint Repurchase Agreements		12,518,891

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Repurchase Agreements - 1.1%

Fixed Income Clearing Corp., dated 06/30/23, due 07/03/23, 4.900% total to be received $5,184,116 (collateralized by a U.S. Treasury, 5.278%, 07/31/23, totaling $5,285,741)	$5,182,000	$5,182,000

Total Short-Term Investments
(Cost $17,700,891)		17,700,891

Value

Total Investments - 101.8%
(Cost $535,896,310)	$473,201,960

Other Assets, less Liabilities - (1.8)%	(8,401,743)

Net Assets - 100.0%	$464,800,217

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at June 30, 2023. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of June 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Some of these securities, amounting to $18,075,876 or 3.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the value of these securities amounted to $42,313,252 or 9.1% of net assets.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury
FHLMC	Freddie Mac
FNMA	Fannie Mae
MTN	Medium-Term Note
National Insured	National Public Finance Guarantee Corp.
SOFR	Secured Overnight Financing Rate

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Corporate Bonds and Notes†	—	$247,416,052	—	$247,416,052

Municipal Bonds†	—	29,855,247	—	29,855,247

U.S. Government and Agency Obligations†	—	173,756,480	—	173,756,480

Foreign Government Obligation†	—	4,473,290	—	4,473,290

Short-Term Investments

Joint Repurchase Agreements	—	12,518,891	—	12,518,891

Repurchase Agreements	—	5,182,000	—	5,182,000

Total Investments in Securities	—	$473,201,960	—	$473,201,960

†

All corporate bonds and notes, municipal bonds, U.S. government and agency obligations and foreign government obligation held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, U.S. government and agency obligations and foreign government obligation by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Fund Snapshots (unaudited) June 30, 2023

PORTFOLIO BREAKDOWN

Category	% of Net Assets

U.S. Government and Agency Obligations	50.8

Corporate Bonds and Notes	40.3

Municipal Bonds	6.6

Foreign Government Obligations	0.8

Short-Term Investments	3.0

Other Assets, less Liabilities	(1.5)

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	51.5

Aaa/AAA	3.5

Aa/AA	6.6

A	8.9

Baa/BBB	18.9

Ba/BB	10.6

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Bonds, 2.250%, 05/15/41	3.1

U.S. Treasury Bonds, 3.500%, 02/15/39	3.0

U.S. Treasury Bonds, 1.875%, 02/15/51	2.8

FNMA, 4.000%, 10/01/43	2.1

FHLMC, 5.500%, 06/01/53	2.0

FNMA, 4.500%, 09/01/46	1.9

Freddie Mac Multifamily Structured Pass Through Certificates, Series K133, Class A2, 2.096%, 09/25/31	1.9

FNMA, 3.500%, 02/01/47	1.8

U.S. Treasury Bonds, 3.125%, 05/15/48	1.7

FHLMC, 3.000%, 03/01/51	1.7

Top Ten as a Group	22.0

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (unaudited) June 30, 2023

	Principal Amount	Value

Corporate Bonds and Notes - 40.3%

Financials - 11.5%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650%, 10/29/24	$450,000	$422,869

Air Lease Corp. 2.875%, 01/15/26	268,000	247,910

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[1,2,3]	480,000	398,400

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month SOFR + 1.782%), 4.330%, 03/15/50[1,3]	375,000	322,488

The Bank of New York Mellon Corp.
Series I, (3.750% to 12/20/26 then U.S. Treasury Yield Curve CMT 5 year + 2.630%), 3.750%, 12/20/26[1,2,3]	121,000	99,371
Series G, (4.700% to 09/20/25 then U.S. Treasury Yield Curve CMT 5 year + 4.358%), 4.700%, 09/20/25[1,2,3]	206,000	200,078

Citigroup, Inc.
Series P, (5.950% to 05/15/25 then 3 month SOFR + 4.167%), 5.950%, 05/15/25[1,2,3]	150,000	143,854

Crown Castle, Inc. 4.300%, 02/15/29	280,000	263,255

First-Citizens Bank & Trust Co. 6.125%, 03/09/28	275,000	271,284

The Goldman Sachs Group, Inc. 3.500%, 04/01/25	216,000	207,488
Series O, (5.300% to 11/10/26 then 3 month SOFR + 4.096%), 5.300%, 11/10/26[1,2,3,4]	203,000	195,895

JPMorgan Chase & Co.
(1.470% to 09/22/26 then SOFR + 0.765%), 1.470%, 09/22/27[1,3]	448,000	395,505

Morgan Stanley
(4.431% to 01/23/29 then 3 month SOFR + 1.890%), 4.431%, 01/23/30[1,3]	435,000	413,874

SBA Communications Corp. 3.875%, 02/15/27	210,000	193,453

SLM Corp. 3.125%, 11/02/26	265,000	229,225

Starwood Property Trust, Inc. 5.500%, 11/01/23[5]	106,000	105,084

Wells Fargo & Co., MTN
(2.879% to 10/30/29 then 3 month SOFR + 1.432%), 2.879%, 10/30/30[1,3]	475,000	410,250

Total Financials		4,520,283

Industrials - 28.1%

AECOM 5.125%, 03/15/27	208,000	201,255

	Principal Amount	Value

Air Products and Chemicals, Inc. 4.800%, 03/03/33	$256,000	$258,302

Alcoa Nederland Holding, B.V. (Netherlands) 4.125%, 03/31/29[4,5]	480,000	429,000
Aramark Services, Inc. 5.000%, 02/01/28[5]	217,000	204,531

Ashtead Capital, Inc. 1.500%, 08/12/26[5]	308,000	269,125

Ball Corp. 2.875%, 08/15/30	203,000	168,516

Bath & Body Works, Inc. 6.694%, 01/15/27	59,000	59,314

Celanese US Holdings LLC 6.050%, 03/15/25	356,000	354,545

Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 07/23/25	387,000	379,510

Clean Harbors, Inc. 4.875%, 07/15/27[5]	205,000	196,293

Clearwater Paper Corp. 4.750%, 08/15/28[5]	244,000	214,759

Cogent Communications Group, Inc. 3.500%, 05/01/26[5]	262,000	243,005

Comcast Corp. 4.150%, 10/15/28	221,000	214,122
4.650%, 02/15/33[4]	100,000	99,271

CommonSpirit Health 3.347%, 10/01/29	438,000	385,331

Crown Americas LLC/Crown Americas Capital Corp. V 4.250%, 09/30/26	277,000	262,316

Dell, Inc. 7.100%, 04/15/28	324,000	348,488

Delta Air Lines, Inc. 4.375%, 04/19/28	67,000	62,976

Eastman Chemical Co. 5.750%, 03/08/33	395,000	394,522

Fiserv, Inc. 4.200%, 10/01/28	383,000	366,838

FMG Resources August 2006 Pty, Ltd. (Australia) 4.500%, 09/15/27[5]	67,000	62,394

The Ford Foundation
Series 2020, 2.415%, 06/01/50	513,000	340,561

Freeport-McMoRan, Inc. 4.625%, 08/01/30	181,000	170,547

Graphic Packaging International LLC 4.750%, 07/15/27[5]	60,000	57,046

HB Fuller Co. 4.250%, 10/15/28	71,000	63,193

HCA, Inc. 3.500%, 09/01/30	207,000	181,446

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 28.1% (continued)

Hillenbrand, Inc. 5.000%, 09/15/26[6]	$60,000	$58,806

Hilton Domestic Operating Co., Inc. 4.875%, 01/15/30	222,000	206,997

Howmet Aerospace, Inc. 5.900%, 02/01/27	166,000	167,335

Jacobs Engineering Group, Inc. 5.900%, 03/01/33	365,000	358,095

KB Home 4.800%, 11/15/29	181,000	166,013

Kraft Heinz Foods Co. 4.250%, 03/01/31	396,000	376,701

Lamar Media Corp. 3.750%, 02/15/28	65,000	59,166

Merck & Co., Inc. 1.900%, 12/10/28	429,000	374,623

Meritage Homes Corp. 5.125%, 06/06/27	60,000	57,648

Methanex Corp. (Canada) 5.125%, 10/15/27	67,000	62,374

Microsoft Corp. 2.525%, 06/01/50	489,000	338,264

MSCI, Inc. 3.250%, 08/15/33[5]	198,000	159,461

Mueller Water Products, Inc. 4.000%, 06/15/29[5]	65,000	57,674

Murphy Oil USA, Inc. 4.750%, 09/15/29	70,000	64,265
5.625%, 05/01/27	155,000	150,805

Novelis Corp. 3.250%, 11/15/26[5]	195,000	176,508

Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, 04/15/26[5]	159,000	156,079

PulteGroup, Inc. 5.000%, 01/15/27	317,000	312,308

Sealed Air Corp. 4.000%, 12/01/27[5]	65,000	59,328

Sonoco Products Co. 2.850%, 02/01/32	454,000	378,137

Sysco Corp. 2.400%, 02/15/30	465,000	396,050

Teleflex, Inc. 4.250%, 06/01/28[5]	70,000	63,962

Tenet Healthcare Corp. 4.875%, 01/01/26	195,000	189,928

United Rentals North America, Inc. 3.875%, 02/15/31[4]	200,000	173,160

Verizon Communications, Inc. 3.875%, 02/08/29	419,000	392,974

	Principal Amount	Value

WESCO Distribution, Inc. 7.250%, 06/15/28[5]	$150,000	$153,008

Total Industrials		11,096,875

Utilities - 0.7%

National Rural Utilities Cooperative Finance Corp. 1.350%, 03/15/31	362,000	276,250

Total Corporate Bonds and Notes (Cost $17,429,845)		15,893,408

Municipal Bonds - 6.6%

California Health Facilities Financing Authority 4.190%, 06/01/37	225,000	210,110

California State General Obligation, School Improvements, Build America Bonds 7.550%, 04/01/39	510,000	642,500

Commonwealth of Massachusetts, Series B 4.110%, 07/15/31	300,000	291,333

County of Miami-Dade FL Aviation Revenue Series C, 4.280%, 10/01/41	460,000	411,127

Los Angeles Unified School District, School Improvements, Build America Bonds 5.750%, 07/01/34	390,000	413,630

Massachusetts School Building Authority, Series B, 1.753%, 08/15/30	448,000	377,733

University of California, University & College Improvements, Series BD 3.349%, 07/01/29	265,000	245,593

Total Municipal Bonds (Cost $2,900,186)		2,592,026

U.S. Government and Agency Obligations - 50.8%

Fannie Mae - 23.8%

FNMA 3.000%, 06/01/33 to 05/01/50	1,080,911	1,000,968
3.500%, 04/01/34 to 05/01/52	3,803,494	3,553,555
4.000%, 10/01/43 to 06/01/49	2,251,778	2,158,980
4.500%, 04/01/39 to 08/01/50	1,911,468	1,880,824
5.000%, 07/01/47 to 08/01/50	783,644	785,576

Total Fannie Mae		9,379,903

Freddie Mac - 10.2%

FHLMC 2.000%, 09/01/35	261,316	233,033
3.000%, 03/01/50 to 03/01/51	1,107,163	982,836
4.000%, 07/01/48	316,299	302,245
4.500%, 10/01/41	449,398	443,793
5.500%, 06/01/53	797,152	798,171

FHLMC Gold Pool 3.500%, 02/01/30 to 04/01/46	560,300	529,255

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Freddie Mac - 10.2% (continued)

Freddie Mac Multifamily Structured Pass Through Certificates
Series K133, Class A2 2.096%, 09/25/31	$880,000	$734,712

Total Freddie Mac		4,024,045

U.S. Treasury Obligations - 16.8%
U.S. Treasury Bonds 1.875%, 02/15/51	1,647,000	1,090,559
2.250%, 05/15/41	1,598,000	1,230,710
2.500%, 02/15/46	323,000	248,622
3.125%, 05/15/48	791,000	682,330
3.500%, 02/15/39	1,218,000	1,166,806
3.875%, 02/15/43	352,000	343,200
5.000%, 05/15/37	353,000	399,704
U.S. Treasury Inflation Indexed Notes 0.250%, 01/15/25	288,180	276,250
0.500%, 01/15/28	289,015	270,302
1.125%, 01/15/33	259,697	248,754

U.S. Treasury Notes 3.500%, 02/15/33	614,000	598,074
3.625%, 03/31/28	84,000	82,044

Total U.S. Treasury Obligations		6,637,355

Total U.S. Government and Agency Obligations (Cost $22,201,880)		20,041,303

Foreign Government Obligation - 0.8%

The Korea Development Bank (South Korea) 0. 500%, 10/27/23
(Cost $345,906)[4]	346,000	340,167

	Principal Amount	Value

Short-Term Investments - 3.0%

Joint Repurchase Agreements - 2.4%[7]

RBC Dominion Securities, Inc., dated 06/30/23, due 07/03/23, 5.060% total to be received $924,309 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 07/31/23 - 05/20/53, totaling $942,397)	$923,919	$923,919

Repurchase Agreements - 0.6%

Fixed Income Clearing Corp., dated 06/30/23, due 07/03/23, 4.900% total to be received $237,097 (collateralized by a U.S. Treasury, 5.278%, 07/31/23, totaling $241,834)	237,000	237,000

Total Short-Term Investments
(Cost $1,160,919)		1,160,919

Total Investments - 101.5%
(Cost $44,038,736)		40,027,823

Other Assets, less Liabilities - (1.5)%		(584,686)

Net Assets - 100.0%		$39,443,137

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at June 30, 2023. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of June 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]	Some of these securities, amounting to $892,276 or 2.3% of net assets, were out on loan to various borrowers and are collateralized by cash. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the value of these securities amounted to $2,607,257 or 6.6% of net assets.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury

FHLMC	Freddie Mac

FNMA	Fannie Mae

MTN	Medium-Term Note

SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Corporate Bonds and Notes†	—	$15,893,408	—	$15,893,408

Municipal Bonds†	—	2,592,026	—	2,592,026

U.S. Government and Agency Obligations†	—	20,041,303	—	20,041,303

Foreign Government Obligation†	—	340,167	—	340,167

Short-Term Investments

Joint Repurchase Agreements	—	923,919	—	923,919

Repurchase Agreements	—	237,000	—	237,000

Total Investments in Securities	—	$40,027,823	—	$40,027,823

†

All corporate bonds and notes, municipal bonds, U.S. government and agency obligations and foreign government obligation held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, U.S. government and agency obligations and foreign government obligation by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2023, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Fund Snapshots (unaudited) June 30, 2023

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	98.4

Short-Term Investments[1]	10.2

Other Assets, less Liabilities[1]	(8.6)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

Rating	% of Market Value[1]

Aa/AA	1.5

A	1.8

Baa/BBB	24.2

Ba/BB	66.5

B	6.0

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Ford Motor Co., 4.346%, 12/08/26	2.0

NuStar Logistics LP, 5.625%, 04/28/27	1.7

SM Energy Co., 5.625%, 06/01/25	1.6

Western Midstream Operating LP, 4.650%, 07/01/26	1.6

SLM Corp., 4.200%, 10/29/25	1.6

Citigroup, Inc., 3.875%, 02/18/26	1.5

Southwestern Energy Co., 8.375%, 09/15/28	1.5

Bank of America Corp., 3.559%, 04/23/27	1.5

Matador Resources Co., 5.875%, 09/15/26	1.5

Clearwater Paper Corp., 5.375%, 02/01/25	1.4

Top Ten as a Group	15.9

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K High Income Fund Schedule of Portfolio Investments (unaudited) June 30, 2023

	Principal Amount	Value

Corporate Bonds and Notes - 98.4%

Financials - 16.1%

American Express Co. (3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[1,2,3]	$186,000	$154,380

Bank of America Corp. (3.559% to 04/23/26 then 3 month SOFR + 1.322%), 3.559%, 04/23/27[1,3]	240,000	227,537

Citigroup, Inc. (3.875% to 02/18/26 then U.S. Treasury Yield Curve CMT 5 year + 3.417%), 3.875%, 02/18/26[1,2,3,4]	276,000	231,150

Fifth Third Bancorp 3.650%, 01/25/24	25,000	24,643

The Goldman Sachs Group, Inc. Series U (3.650% to 08/10/26 then U.S. Treasury Yield Curve CMT 5 year + 2.915%), 3.650%, 08/10/26[1,2,3]	155,000	119,815

Huntington Bancshares, Inc. 2.625%, 08/06/24	25,000	23,915

JPMorgan Chase & Co. Series S (6.750% to 02/01/24 then 3 month SOFR + 4.042%), 6.750%, 02/01/24[1,2,3]	167,000	167,434

KeyCorp (3.878% to 05/23/24 then SOFR Index + 1.250%), 3.878%, 05/23/25[1,3]	25,000	23,119

MetLife, Inc. Series G (3.850% to 09/15/25 then U.S. Treasury Yield Curve CMT 5 year + 3.576%), 3.850%, 09/15/25[1,2,3,4]	136,000	125,661

Morgan Stanley Series M 5.875%, 09/15/26[2,3]	174,000	164,389

Navient Corp. 6.125%, 03/25/24	180,000	178,592

SBA Communications Corp. 3.875%, 02/15/27	225,000	207,272

SLM Corp. 4.200%, 10/29/25	259,000	240,623

Starwood Property Trust, Inc. 4.750%, 03/15/25	225,000	212,684

Truist Bank (3.689% to 08/02/23 then 3 month SOFR + 0.997%), 3.689%, 08/02/24[1,3]	25,000	24,928

US Bancorp (4.548% to 07/22/27 then SOFR + 1.660%), 4.548%, 07/22/28[1,3]	184,000	175,963

	Principal Amount	Value

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, 03/01/25[5]	$170,000	$167,252

Total Financials		2,469,357

Industrials - 79.6%

AECOM 5.125%, 03/15/27	169,000	163,519

Alcoa Nederland Holding BV (Netherlands) 6.125%, 05/15/28[4,5]	200,000	198,924

American Airlines Inc/AAdvantage Loyalty IP, Ltd. 5.500%, 04/20/26[5]	211,000	209,036

Apache Corp. 4.250%, 01/15/30[4]	150,000	133,605

Aramark Services, Inc. 5.000%, 02/01/28[5]	138,000	130,071

ATI, Inc. 4.875%, 10/01/29	139,000	125,126

Avient Corp. 5.750%, 05/15/25[5]	135,000	133,361

Ball Corp. 5.250%, 07/01/25	177,000	175,469

Bath & Body Works, Inc. 6.694%, 01/15/27	123,000	123,654

Caesars Entertainment, Inc. 6.250%, 07/01/25[5]	170,000	169,213

Callon Petroleum Co. 6.375%, 07/01/26[4]	185,000	180,078

CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, 05/01/26[5]	179,000	174,531

Centene Corp. 4.250%, 12/15/27	108,000	100,975

Cheniere Energy Partners LP 4.500%, 10/01/29	155,000	142,252

Chord Energy Corp. 6.375%, 06/01/26[5]	177,000	175,473

Clearwater Paper Corp. 5.375%, 02/01/25[5]	230,000	224,250

Cleveland-Cliffs, Inc. 5.875%, 06/01/27[4]	174,000	169,820

Cogent Communications Group, Inc. 3.500%, 05/01/26[5]	188,000	174,370

Commercial Metals Co. 3.875%, 02/15/31	161,000	137,938

Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	185,000	191,248

Dana, Inc. 5.625%, 06/15/28	123,000	115,610

Delta Air Lines, Inc. 7.375%, 01/15/26[4]	160,000	166,797

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 79.6% (continued)

Embraer Netherlands Finance BV (Netherlands) 5.050%, 06/15/25	$198,000	$195,030

Encompass Health Corp. 4.500%, 02/01/28	148,000	137,692

Energy Transfer LP 5.250%, 04/15/29	160,000	156,199

EQT Corp. 5.700%, 04/01/28	190,000	187,524

FMG Resources August 2006 Pty, Ltd. (Australia) 4.500%, 09/15/27[5]	94,000	87,537

Ford Motor Co. 4.346%, 12/08/26[4]	326,000	315,067

Fortress Transportation and Infrastructure Investors LLC 6.500%, 10/01/25[5]	179,000	176,344

General Motors Co. 6.800%, 10/01/27	146,000	151,661

Graphic Packaging International LLC 3.500%, 03/01/29[5]	155,000	135,537

HB Fuller Co. 4.250%, 10/15/28	146,000	129,946

Hillenbrand, Inc. 5.000%, 09/15/26[6]	126,000	123,493

Howmet Aerospace, Inc. 5.900%, 02/01/27	80,000	80,643

Hudbay Minerals, Inc. (Canada) 4.500%, 04/01/26[5]	97,000	90,321

KB Home 4.000%, 06/15/31	85,000	73,285

Kraft Heinz Foods Co. 4.375%, 06/01/46	76,000	64,589

Lamar Media Corp. 4.875%, 01/15/29	175,000	162,750

Matador Resources Co. 5.875%, 09/15/26	233,000	225,788

Mattel, Inc. 3.375%, 04/01/26[5]	218,000	200,603

MEG Energy Corp. (Canada) 5.875%, 02/01/29[5]	175,000	164,573

Meritage Homes Corp. 6.000%, 06/01/25	148,000	147,768

Methanex Corp. (Canada) 5.125%, 10/15/27	183,000	170,366

MGM Resorts International 5.750%, 06/15/25	210,000	208,119

Mueller Water Products, Inc. 4.000%, 06/15/29[5]	183,000	162,374

	Principal Amount	Value

Murphy Oil Corp. 6.375%, 07/15/28	$170,000	$167,556

Murphy Oil USA, Inc. 5.625%, 05/01/27	180,000	175,128

Newell Brands, Inc. 4.700%, 04/01/26[6]	181,000	170,022

Novelis Corp. 3.250%, 11/15/26[5]	189,000	171,077

NuStar Logistics LP 5.625%, 04/28/27	276,000	265,208

Occidental Petroleum Corp. 7.875%, 09/15/31	151,000	168,335

Olin Corp. 5.125%, 09/15/27	204,000	194,540

Owens-Brockway Glass Container, Inc. 6.375%, 08/15/25[5]	198,000	198,393

Penn Entertainment, Inc. 4.125%, 07/01/29[4,5]	183,000	150,188

Penske Automotive Group, Inc. 3.500%, 09/01/25	174,000	165,386

Permian Resources Operating LLC 5.375%, 01/15/26[5]	190,000	180,638

Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, 04/15/26[5]	225,000	220,866

Sealed Air Corp. 5.500%, 09/15/25[5]	167,000	164,385

Silgan Holdings, Inc. 4.125%, 02/01/28	137,000	125,704

Southwestern Energy Co. 8.375%, 09/15/28	220,000	229,027

Spirit AeroSystems, Inc. 9.375%, 11/30/29[5]	160,000	171,292

Sprint LLC 7.125%, 06/15/24	193,000	194,726

Teleflex, Inc. 4.250%, 06/01/28[5]	150,000	137,062

Tenet Healthcare Corp. 4.875%, 01/01/26	177,000	172,396

Teva Pharmaceutical Finance Netherlands III, B.V. (Netherlands) 3.150%, 10/01/26	201,000	180,105

Toll Brothers Finance Corp. 4.350%, 02/15/28	190,000	178,415

Travel + Leisure Co. 6.600%, 10/01/25[6]	75,000	75,226

Trinity Industries, Inc. 4.550%, 10/01/24	182,000	178,360

United Airlines Holdings, Inc. 4.875%, 01/15/25	125,000	122,408

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 79.6% (continued)

United Airlines Holdings, Inc. 5.000%, 02/01/24[4]	$117,000	$115,831

United Rentals North America, Inc. 4.875%, 01/15/28	183,000	174,141

United States Steel Corp. 6.875%, 03/01/29[4]	133,000	131,554

Wabash National Corp. 4.500%, 10/15/28[5]	153,000	132,669

WESCO Distribution, Inc. 7.250%, 06/15/28[5]	100,000	102,004

Western Digital Corp. 4.750%, 02/15/26	137,000	130,495

Western Midstream Operating LP 4.650%, 07/01/26	254,000	244,348

Total Industrials		12,250,014

Utilities - 2.7%

NRG Energy, Inc. 5.250%, 06/15/29[5]	195,000	174,375

SM Energy Co. 5.625%, 06/01/25	253,000	247,229

Total Utilities		421,604

Total Corporate Bonds and Notes

(Cost $15,649,288)		15,140,975

Short-Term Investments - 10.2%

Joint Repurchase Agreements - 9.9%[7]

Bank of America Securities, Inc., dated 06/30/23, due 07/03/23, 5.060% total to be received $525,305 (collateralized by various U.S. Government Agency Obligations, 2.000% - 6.500%, 04/01/35 - 09/01/61, totaling $535,586)	525,084	525,084

	Principal Amount	Value

RBC Dominion Securities, Inc., dated 06/30/23, due 07/03/23, 5.060% total to be received $1,000,422 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 07/31/23 - 05/20/53, totaling $1,020,000)	$1,000,000	$1,000,000

Total Joint Repurchase Agreements		1,525,084

Repurchase Agreements - 0.3%

Fixed Income Clearing Corp., dated 06/30/23, due 07/03/23, 4.900% total to be received $48,020 (collateralized by a U.S. Treasury, 5.278%, 07/31/23, totaling $49,033)	48,000	48,000

Total Short-Term Investments
(Cost $1,573,084)		1,573,084

Total Investments - 108.6%
(Cost $17,222,372)		16,714,059

Other Assets, less Liabilities - (8.6)%		(1,320,895)

Net Assets - 100.0%		$15,393,164

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at June 30, 2023. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of June 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Some of these securities, amounting to $1,691,491 or 11.0% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the value of these securities amounted to $4,576,719 or 29.7% of net assets.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury

SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Corporate Bonds and Notes†	—	$15,140,975	—	$15,140,975

Short-Term Investments

Joint Repurchase Agreements	—	1,525,084	—	1,525,084

Repurchase Agreements	—	48,000	—	48,000

Total Investments in Securities	—	$16,714,059	—	$16,714,059

†

All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2023, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Fund Snapshots (unaudited) June 30, 2023

PORTFOLIO BREAKDOWN Category	% of Net Assets

General Obligation	41.3

Transportation	29.7

Medical	8.3

Water	6.4

Education	5.1

Utilities	4.8

Power	1.8

Tobacco Settlement	0.8

Industrial Development	0.8

Short-term	0.2

Other Assets, less Liabilities	0.8

Rating	% of Market Value[1]

Aaa/AAA	22.5

Aa/AA	47.2

A	23.8

Baa/BBB	6.5

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Iowa Finance Authority, State Revolving Fund Green Bond, 5.000%, 08/01/30	1.5

Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B, 5.000%, 11/15/27	1.4

State of California, General Obligation, 5.000%, 11/01/30	1.3

State of Maryland, Department of Transportation, 5.000%, 09/01/29	1.2

State of Maryland, Department of Transportation, 5.000%, 10/01/28	1.2

New York City Transitional Finance Authority Building Aid Revenue, Series 1A, 5.000%, 07/15/32	1.2

Louisiana Stadium & Exposition District, Series A, 5.000%, 07/01/42	1.2

City of San Antonio Electric & Gas Systems Revenue, Series A, 5.000%, 02/01/31	1.2

Private Colleges & Universities Authority, Series B, 5.000%, 09/01/30	1.1

Illinois State Finance Authority Revenue, Clean Water Initiative Revenue, 5.000%, 07/01/27	1.1

Top Ten as a Group	12.4

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (unaudited) June 30, 2023

	Principal Amount	Value

Municipal Bonds - 99.0%

Alabama - 0.8%

Alabama Public School and College Authority, Series A 5.000%, 11/01/34	$7,500,000	$8,582,343

Arizona - 0.5%

Arizona Department of Transportation State Highway Fund Revenue 5.000%, 07/01/28	5,040,000	5,333,371

California - 6.5%

California Municipal Finance Authority, Community Medical Centers, Series A, 5.000%, 02/01/31	900,000	941,742
5.000%, 02/01/32	1,855,000	1,940,511

California State Public Works Board, Series A, 5.000%, 08/01/33	4,000,000	4,701,398
5.000%, 08/01/34	2,750,000	3,211,622
5.000%, 08/01/35	2,500,000	2,892,886

California State Public Works Board, Series C 5.000%, 08/01/33	1,780,000	2,092,122

City of Los Angeles Department of Airports, 5.000%, 05/15/37	1,250,000	1,366,070
5.000%, 05/15/38	1,000,000	1,087,051

City of Los Angeles Department of Airports, Series C 5.000%, 05/15/30	5,515,000	6,054,824

San Francisco City & County Airport Commission, San Francisco International Airport, Series A, 5.000%, 05/01/32	3,000,000	3,319,210
5.000%, 05/01/34	5,010,000	5,395,597
5.000%, 05/01/35	5,800,000	6,213,844

State of California, 5.000%, 09/01/29	4,075,000	4,336,276
5.000%, 11/01/30	11,575,000	13,445,288
5.000%, 04/01/32	5,000,000	5,943,240
5.000%, 10/01/36	5,000,000	5,880,920

Total California		68,822,601

Colorado - 0.4%

Colorado Health Facilities Authority, Series A 5.000%, 08/01/33	4,260,000	4,575,489

Connecticut - 4.7%

Connecticut State Health & Educational Facilities Authority, 5.000%, 07/01/31	6,205,000	6,816,134
5.000%, 07/01/33	2,750,000	3,022,232
5.000%, 07/01/34	3,100,000	3,407,421

State of Connecticut Special Tax Revenue, Transportation Infrastructure, Series A 5.000%, 01/01/30	10,180,000	11,067,363

State of Connecticut Special Tax
Revenue, Series A 5.000%, 05/01/28	3,000,000	3,293,630

	Principal Amount	Value

State of Connecticut Special Tax Revenue, Series B 5.000%, 10/01/35	$7,500,000	$8,168,168

State of Connecticut Special Tax Revenue, Series C, 5.000%, 01/01/28	1,000,000	1,090,364
5.000%, 01/01/29	1,000,000	1,112,217
5.000%, 01/01/30	1,000,000	1,133,248
5.000%, 01/01/31	1,000,000	1,151,768
5.000%, 01/01/32	1,000,000	1,169,258

State of Connecticut, Series A 5.000%, 01/15/31	7,650,000	8,674,981

Total Connecticut		50,106,784

Delaware - 0.2%

Delaware River & Bay Authority, 5.000%, 01/01/32	1,040,000	1,218,604
5.000%, 01/01/33	1,100,000	1,285,569

Total Delaware		2,504,173

District of Columbia - 2.9%

District of Columbia, Series A 5.000%, 06/01/30	6,020,000	6,350,308

District of Columbia, Series B 5.000%, 06/01/31	5,080,000	5,588,257

District of Columbia, Series C, 5.000%, 12/01/33	5,000,000	5,947,004
5.000%, 12/01/34	6,000,000	7,092,386

Washington DC Convention & Sports Authority, Series A 5.000%, 10/01/27	5,475,000	5,932,117

Total District of Columbia		30,910,072

Florida - 3.7%

Central Florida Expressway Authority, (AGM) 5.000%, 07/01/28	4,460,000	4,918,075

Escambia County Health Facilities Authority 5.000%, 08/15/37	6,000,000	6,178,894

Florida Development Finance Corp. 4.000%, 11/15/33	10,000,000	10,146,455

Florida’s Turnpike Enterprise, Department of Transportation, Series C 5.000%, 07/01/28	7,075,000	7,453,636

Lee Memorial Health System, Series A1 5.000%, 04/01/34	5,645,000	6,108,568

Orange County Health Facilities Authority, Series A 5.000%, 10/01/31	4,525,000	4,774,021

Total Florida		39,579,649

Georgia - 1.7%

Private Colleges & Universities Authority, Series A 5.000%, 09/01/32	5,000,000	5,926,261

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Georgia - 1.7% (continued)

Private Colleges & Universities
Authority, Series B 5.000%, 09/01/30	$10,365,000	$11,931,340

Total Georgia		17,857,601

Illinois - 7.6%

Chicago O’Hare International Airport, Series A 5.000%, 01/01/35	5,010,000	5,554,304

Chicago O’Hare International Airport, Senior Lien, Series A, 5.000%, 01/01/36	10,050,000	10,661,130
5.000%, 01/01/38	5,500,000	5,761,385

Illinois Finance Authority, Series A 4.000%, 08/15/37	5,910,000	5,801,448

Illinois State Finance Authority Revenue, Clean Water Initiative Revenue 5.000%, 07/01/27	11,000,000	11,510,082

Illinois State Toll Highway Authority, Series A 5.000%, 12/01/31	9,735,000	10,118,035

Illinois State Toll Highway Authority, Senior Revenue Bonds, Series A 5.000%, 01/01/30	10,110,000	11,178,743

State of Illinois, Series A 5.250%, 03/01/37	8,500,000	9,369,503

State of Illinois, Series B 5.000%, 05/01/34	10,000,000	11,110,237

Total Illinois		81,064,867

Indiana - 2.2%

Indiana Finance Authority, Series 1, 5.000%, 10/01/28	1,000,000	1,107,697
5.000%, 10/01/29	3,555,000	4,015,328

Indiana Finance Authority, Series A 5.000%, 02/01/32	5,000,000	5,799,147

Indiana Finance Authority, Series B 5.000%, 02/01/34	5,815,000	6,787,062

Indiana Finance Authority, Series C 5.000%, 06/01/29	4,800,000	5,380,240

Total Indiana		23,089,474

Iowa - 2.1%

Iowa Finance Authority 5.000%, 08/01/33	5,000,000	6,003,491

Iowa Finance Authority, State Revolving Fund Green Bond 5.000%, 08/01/30	15,025,000	16,381,556

Total Iowa		22,385,047

Kentucky - 0.6%

Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc. 5.000%, 10/01/29	5,505,000	5,728,408

	Principal Amount	Value

Louisiana - 1.5%

Louisiana Stadium & Exposition District, Series A, 5.000%, 07/01/40	$2,750,000	$3,013,227
5.000%, 07/01/42	11,500,000	12,422,199

Total Louisiana		15,435,426

Maine - 0.8%

Maine Turnpike Authority, 5.000%, 07/01/28	1,955,000	2,156,752
5.000%, 07/01/29	1,600,000	1,796,411
5.000%, 07/01/30	1,390,000	1,584,161
5.000%, 07/01/31	1,500,000	1,735,698
5.000%, 07/01/32	1,390,000	1,627,995

Total Maine		8,901,017

Maryland - 7.1%

Maryland State Transportation Authority 5.000%, 07/01/33	6,350,000	7,263,407

State of Maryland, Department of Transportation, 5.000%, 10/01/28	12,365,000	13,218,584
5.000%, 09/01/29	12,205,000	13,271,323

State of Maryland, Series C, 4.000%, 03/01/28	9,500,000	10,024,730
4.000%, 03/01/29	9,245,000	9,890,501

State of Maryland, Series D, 4.000%, 08/01/28	8,000,000	8,491,368
4.000%, 08/01/29	6,500,000	6,992,637

State of Maryland, State & Local Facilities Loan of 2019, 1st Series 5.000%, 03/15/30	6,000,000	6,740,164

Total Maryland		75,892,714

Massachusetts - 0.4%
Massachusetts Development Finance Agency 5.250%, 07/01/48	4,250,000	4,487,653

Michigan - 1.9%

Michigan Finance Authority,
Henry Ford Health System 5.000%, 11/15/29	8,000,000	8,362,558
Michigan State Building Authority Revenue, Series I 5.000%, 04/15/27	5,700,000	5,954,197

Wayne County Airport Authority, Series A, 5.000%, 12/01/37	2,285,000	2,531,892
5.000%, 12/01/38	1,405,000	1,549,078
5.000%, 12/01/39	1,800,000	1,976,357

Total Michigan		20,374,082

New Jersey - 6.1%

New Jersey Economic Development Authority, Series A 5.250%, 11/01/40	7,000,000	7,710,822

New Jersey Economic Development Authority, Series SSS, 5.250%, 06/15/36 [1]	3,000,000	3,265,024
5.250%, 06/15/37 [1]	2,000,000	2,154,862

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New Jersey - 6.1% (continued)

New Jersey State Turnpike Authority Revenue, Series B 5.000%, 01/01/28	$4,010,000	$4,368,830

New Jersey State Turnpike Authority Revenue, Series D 5.000%, 01/01/28	6,000,000	6,325,900

New Jersey Transportation Trust Fund Authority, Series A, 5.250%, 06/15/41	2,700,000	2,980,640
5.250%, 06/15/42	2,500,000	2,741,927

New Jersey Transportation Trust Fund Authority, Series B, 5.000%, 06/15/30	6,255,000	6,976,932
5.000%, 06/15/31	7,615,000	8,579,900
5.000%, 06/15/32	5,750,000	6,458,624
5.000%, 06/15/33	6,000,000	6,714,341

New Jersey Transportation Trust Fund Authority, Series BB 4.000%, 06/15/37	3,000,000	3,008,685

South Jersey Transportation Authority, 5.000%, 11/01/39	1,150,000	1,222,466
5.000%, 11/01/41	2,500,000	2,640,145

Total New Jersey		65,149,098

New Mexico - 1.3%

New Mexico Finance Authority, Series A, 5.000%, 06/15/28	4,470,000	4,931,015
5.000%, 06/15/30	7,500,000	8,587,007

Total New Mexico		13,518,022

New York - 15.5%

City of New York 5.000%, 08/01/34	5,000,000	5,904,681

City of New York, Series B-1 5.000%, 08/01/32	3,000,000	3,527,931

City of New York, Series C, 5.000%, 08/01/33	1,500,000	1,705,261
5.000%, 08/01/34	3,250,000	3,680,415

City of New York, Series L-5 5.000%, 04/01/33	6,500,000	7,468,299

Long Island Power Authority 5.000%, 09/01/35	5,030,000	5,521,963

Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B 5.000%, 11/15/27	14,225,000	15,038,896

Metropolitan Transportation Authority, Transit Revenue, Series F 5.000%, 11/15/28	4,760,000	4,901,448

New York City Transitional Finance Authority Building Aid Revenue, Series 1A, (State Aid Withholding) 5.000%, 07/15/32	10,835,000	12,563,409

	Principal Amount	Value

New York City Transitional Finance Authority Building Aid Revenue, Series S-3, (State Aid Withholding) 5.000%, 07/15/31	$5,080,000	$5,605,067

New York City Transitional Finance Authority Future Tax Secured Revenue, 5.000%, 11/01/31	2,500,000	2,897,625
5.000%, 11/01/32	4,000,000	4,627,968

New York City Transitional Finance Authority Future Tax Secured Revenue, Series 1, 5.000%, 02/01/36	1,000,000	1,146,586
5.000%, 02/01/37	7,000,000	7,845,485
5.000%, 02/01/39	4,000,000	4,470,386

New York State Dormitory Authority 4.000%, 05/01/39	2,000,000	1,941,336

New York State Dormitory Authority, Series A, 5.000%, 03/15/31	7,670,000	8,467,202
5.000%, 03/15/32	8,000,000	9,255,793
5.000%, 03/15/33	3,200,000	3,742,307

New York State Dormitory Authority, Series E 5.000%, 03/15/32	8,410,000	8,714,963

New York State Urban Development Corp. 5.000%, 03/15/32	7,000,000	8,029,212

New York Transportation Development Corp., 4.000%, 10/31/41	1,250,000	1,141,207
4.000%, 10/31/46	1,500,000	1,319,377
5.000%, 12/01/30	1,000,000	1,104,316
5.000%, 12/01/31	1,100,000	1,214,398
5.000%, 12/01/32	1,450,000	1,595,128
5.000%, 12/01/33	1,000,000	1,098,078
5.000%, 12/01/36	10,000,000	10,599,820

Port Authority of New York & New Jersey, Series 221 5.000%, 07/15/32	6,545,000	7,173,264

Triborough Bridge & Tunnel Authority, 5.000%, 11/15/30	7,500,000	8,538,618
5.000%, 11/15/33	3,970,000	4,702,143

Total New York		165,542,582

North Carolina - 2.1%

County of Union NC Enterprise System Revenue, 1.750%, 06/01/34	3,300,000	2,666,284
1.750%, 06/01/35	4,225,000	3,306,300
1.850%, 06/01/36	4,315,000	3,315,988
2.125%, 06/01/40	3,350,000	2,445,801

North Carolina State Limited Obligation, Series B 5.000%, 05/01/28	10,000,000	10,790,181

Total North Carolina		22,524,554

Ohio - 0.8%

Ohio State General Obligation, Series T 5.000%, 05/01/30	5,000,000	5,391,475

Ohio Water Development Authority Water Pollution Control Loan Fund, Series B 5.000%, 06/01/35	2,500,000	2,958,845

Total Ohio		8,350,320

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Oregon - 1.9%

Oregon State Lottery, Series C 5.000%, 04/01/27	$10,000,000	$10,317,564

Oregon State Lottery, Series D 5.000%, 04/01/28	9,225,000	9,522,705

Total Oregon		19,840,269

Pennsylvania - 3.5%

Allegheny County Airport Authority, Series A, 5.000%, 01/01/31	1,350,000	1,477,344
5.000%, 01/01/32	2,215,000	2,422,958

Allegheny County Hospital Development Authority, University Pittsburgh Medical Center, Series A 5.000%, 07/15/31	5,530,000	6,083,603

Commonwealth Financing Authority, Pennsylvania Tobacco 5.000%, 06/01/32	7,910,000	8,492,738

Hospitals & Higher Education Facilities Authority of Philadelphia, (AGM) 4.000%, 07/01/38	2,500,000	2,410,726
4.000%, 07/01/39	2,000,000	1,911,884

Pennsylvania Economic Development Financing
Authority, 5.250%, 06/30/35	3,000,000	3,320,890
5.750%, 06/30/48	5,000,000	5,493,738

Pennsylvania Turnpike Commission, Series A 5.000%, 12/01/33	5,000,000	5,771,807

Total Pennsylvania		37,385,688

South Carolina - 1.1%

Richland County School District No 2, Series A, (South Carolina School District) 2.000%, 03/01/38	6,190,000	4,642,778
2.000%, 03/01/39	10,080,000	7,377,789

Total South Carolina		12,020,567

Tennessee - 0.6%

City of Chattanooga TN Electric Revenue 2.000%, 09/01/39	8,925,000	6,488,044

Texas - 10.5%

City of Corpus Christi Utility System Revenue, Junior Lien 5.000%, 07/15/29	3,125,000	3,429,747

City of Houston Airport System
Revenue, Series A, 4.000%, 07/01/35	1,100,000	1,101,528
4.000%, 07/01/36	1,100,000	1,098,095
5.000%, 07/01/34	2,835,000	3,115,985

City of San Antonio Electric & Gas Systems Revenue, Series A, 5.000%, 02/01/31	10,715,000	12,286,607
5.000%, 02/01/34	5,460,000	6,458,671
5.000%, 02/01/35	3,000,000	3,521,905
5.000%, 02/01/37	3,010,000	3,341,491
5.000%, 02/01/38	2,985,000	3,287,552

	Principal Amount	Value

County of Harris TX Toll Road Revenue, Series A 5.000%, 08/15/34	$5,000,000	$5,890,815

Dallas Area Rapid Transit, Senior Lien, (AMBAC) 5.250%, 12/01/28	8,865,000	9,916,015

Lamar Consolidated Independent School District 5.000%, 02/15/34	7,965,000	9,362,328

Lower Colorado River Authority 5.000%, 05/15/31	6,000,000	6,869,638

Lower Colorado River Authority, LCRA Transmission Services Corporation 5.000%, 05/15/29	3,815,000	3,861,885

North Texas Municipal Water District Water System Revenue, Refunding and Improvement 5.000%, 09/01/29	7,350,000	7,796,124

North Texas Tollway Authority, 2nd Tier, Series B, 5.000%, 01/01/31	2,000,000	2,093,071
5.000%, 01/01/32	3,010,000	3,197,667

North Texas Tollway Authority, Series A 5.250%, 01/01/38	4,500,000	4,984,720

Prosper Independent School District, Series A, (PSF-GTD) 1.750%, 02/15/34	3,565,000	2,864,342
1.750%, 02/15/35	5,155,000	4,026,030

State of Texas,Series A 5.000%, 10/01/29	5,000,000	5,209,679

Texas Private Activity Bond Surface Transportation Corp., Series A, 4.000%, 12/31/37	5,000,000	4,705,270
4.000%, 12/31/38	3,735,000	3,490,155

Total Texas		111,909,320

Utah - 2.1%

Intermountain Power Agency, Series A 5.000%, 07/01/34	5,250,000	6,054,041

Salt Lake City Corp. Airport Revenue, Series A, 5.000%, 07/01/29	3,450,000	3,683,060
5.000%, 07/01/30	6,585,000	7,034,628

University of Utah/The, Series B 5.000%, 08/01/37	5,000,000	5,678,279

Total Utah		22,450,008

Virginia - 1.5%

Virginia College Building Authority 5.000%, 02/01/33	8,250,000	9,834,317

Virginia Small Business Financing Authority, 4.000%, 01/01/37	3,000,000	2,911,338
4.000%, 01/01/38	3,000,000	2,855,035

Total Virginia		15,600,690

Washington - 3.9%

Energy Northwest, Series A 5.000%, 07/01/35	8,000,000	9,425,491

Port of Seattle, Series C 5.000%, 08/01/31	5,000,000	5,496,245

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Washington - 3.9% (continued)

State of Washington School Improvements, Series C
5.000%, 02/01/28	$7,370,000	$7,732,252

State of Washington, Series B
5.000%, 08/01/31	4,680,000	4,931,510

State of Washington, Series C
5.000%, 07/01/28	10,280,000	10,570,686

Washington Health Care Facilities Authority, Series A
5.000%, 08/01/38	3,270,000	3,421,993

Total Washington		41,578,177

West Virginia - 0.9%

West Virginia Parkways Authority,
5.000%, 06/01/37	1,750,000	1,962,744
5.000%, 06/01/38	2,000,000	2,230,971
5.000%, 06/01/39	5,150,000	5,722,051

Total West Virginia		9,915,766

Wisconsin - 1.6%

State of Wisconsin, Series 2
5.000%, 05/01/35	5,000,000	5,920,573

	Principal Amount	Value

Wisconsin State Revenue, Department of Transportation, Series 2 5.000%, 07/01/29	$10,405,000	$11,124,488

Total Wisconsin		17,045,061

Total Municipal Bonds
(Cost $1,097,038,565)		1,054,948,937

Short-Term Investments - 0.2%

Repurchase Agreements - 0.2%
Fixed Income Clearing Corp., dated 06/30/23, due 07/03/23, 4.900% total to be received $2,239,914 (collateralized by a U.S. Treasury, 5.278%, 07/31/23, totaling $2,283,852)	2,239,000	2,239,000

Total Short-Term Investments (Cost $2,239,000)		2,239,000

Total Investments - 99.2%
(Cost $1,099,277,565)		1,057,187,937

Other Assets, less Liabilities - 0.8%		8,427,717

Net Assets - 100.0%		$1,065,615,654

[1]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at June 30, 2023, amounted to $5,419,886, or 0.5% of net assets.

AGM         Assured Guaranty Municipal Corp.

AMBAC       American Municipal Bond Assurance Corp.

PSF-GTD    Permanent School Fund Guaranteed

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2023:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds†	—	$1,054,948,937	—	$1,054,948,937

Short-Term Investments

Repurchase Agreements	—	2,239,000	—	2,239,000

Total Investments in Securities	—	$1,057,187,937	—	$1,057,187,937

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2023, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Fund Snapshots (unaudited) June 30, 2023

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Transportation	36.3

General Obligation	23.1

Medical	19.7

Education	8.5

Industrial Development	4.7

Tobacco Settlement	3.8

Utilities	2.2

Short-Term Investments	0.9

Other Assets, less Liabilities	0.8

Rating	% of Market Value

Aa/AA	10.1

A	50.4

Baa/BBB	39.5

TOP TEN HOLDINGS

Security Name	% of Net Assets

Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	3.2

Louisiana Stadium & Exposition District, Series A, 5.250%, 07/01/53	2.8

Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.500%, 11/15/38	2.7

Richland County School District No 2, Series A, 1.875%, 03/01/38	2.5

Chicago O’Hare International Airport, Senior Lien, Series A, 5.000%, 01/01/48	2.4

Philadelphia Authority for Industrial Development, 5.250%, 11/01/52	2.2

City of Chattanooga Electric Revenue, 2.000%, 09/01/40	2.2

Brevard County Health Facilities Authority, Series A, 5.000%, 04/01/47	2.1

Pennsylvania Economic Development Financing Authority, 5.250%, 06/30/53	2.1

New York Transportation Development Corp., Revenue, 4.000%, 04/30/53	2.0

Top Ten as a Group	24.2

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (unaudited) June 30, 2023

	Principal Amount	Value

Municipal Bonds - 98.3%

California - 5.6%

California Municipal Finance Authority, 5.000%, 05/15/43	$2,515,000	$2,569,366
5.000%, 05/15/48	3,855,000	3,912,673

California Municipal Finance Authority, Series A 4.000%, 02/01/51	1,260,000	1,157,069

Riverside County Transportation Commission, Series B1 4.000%, 06/01/46	2,095,000	1,983,730

Riverside County Transportation Commission, Series C 4.000%, 06/01/47	2,870,000	2,687,456

San Diego County Regional Airport Authority, Series B 4.000%, 07/01/51	1,675,000	1,549,693

Total California		13,859,987

Colorado - 4.4%

Colorado Health Facilities Authority, Series A 5.000%, 08/01/44	4,185,000	4,320,345

Public Authority for Colorado Energy Natural Gas Purchase Revenue 6.500%, 11/15/38	5,395,000	6,510,711

Total Colorado		10,831,056

Connecticut - 2.6%

Connecticut State Health & Educational Facilities Authority, 4.000%, 07/01/39	2,515,000	2,371,012
4.000%, 07/01/40	2,845,000	2,655,694
4.000%, 07/01/42	1,465,000	1,342,743

Total Connecticut		6,369,449

Florida - 11.4%

Brevard County Health Facilities Authority, Series A 5.000%, 04/01/47	5,025,000	5,254,814

City of Tampa, Series B 5.000%, 07/01/50	2,065,000	2,104,727

County of Miami-Dade Seaport Department, Series 1, (AGM) 4.000%, 10/01/45	3,980,000	3,815,158

County of Miami-Dade Seaport Department, Series A 5.250%, 10/01/52	1,260,000	1,323,290

Escambia County Health Facilities Authority 4.000%, 08/15/50	5,065,000	4,382,122

Florida Development Finance Corp., 4.000%, 02/01/52	2,515,000	1,892,443
5.000%, 02/01/52	1,675,000	1,537,802

Hillsborough County Industrial Development Authority 4.000%, 08/01/50	4,185,000	3,777,938

	Principal Amount	Value

Miami Beach Health Facilities Authority 4.000%, 11/15/46	$4,185,000	$3,794,686

Total Florida		27,882,980

Illinois - 9.6%

Chicago O’Hare International Airport, Senior Lien, Series A 5.000%, 01/01/48	5,650,000	5,811,704

Metropolitan Pier & Exposition Authority, 4.000%, 12/15/42	1,675,000	1,585,789
4.000%, 06/15/52	2,515,000	2,257,389
5.000%, 06/15/50	4,185,000	4,254,505

State of Illinois, 5.500%, 05/01/39	3,350,000	3,660,148
5.750%, 05/01/45	2,515,000	2,738,593

State of Illinois, Series A, 4.000%, 03/01/40	1,260,000	1,213,883
5.000%, 03/01/46	1,870,000	1,944,591

Total Illinois		23,466,602

Louisiana - 2.8%

Louisiana Stadium & Exposition District, Series A 5.250%, 07/01/53	6,250,000	6,786,217

Massachusetts - 2.4%

Massachusetts Development Finance Agency, 4.000%, 07/01/51	4,340,000	3,637,578
5.250%, 07/01/52	2,095,000	2,196,870

Total Massachusetts		5,834,448

Minnesota - 0.9%

Duluth Economic Development
Authority, Series A 5.000%, 02/15/48	2,140,000	2,162,948

Nebraska - 2.0%

Central Plains Energy Project #3, Series A 5.000%, 09/01/42	4,655,000	4,849,373

New Jersey - 11.4%

New Jersey Economic Development Authority 5.000%, 11/01/44	2,095,000	2,201,707

New Jersey Economic Development Authority, Series QQQ, 4.000%, 06/15/46	1,260,000	1,200,053
4.000%, 06/15/50	1,260,000	1,187,708

New Jersey Transportation Trust Fund Authority, 5.250%, 06/15/46	1,675,000	1,828,791
5.500%, 06/15/50	840,000	928,250

New Jersey Transportation Trust Fund Authority, Series AA, 4.000%, 06/15/45	1,675,000	1,601,355
4.000%, 06/15/50	1,675,000	1,578,898
5.000%, 06/15/45	840,000	888,518
5.000%, 06/15/50	1,260,000	1,328,449

New Jersey Transportation Trust Fund Authority, Series BB
5.000%, 06/15/44	1,465,000	1,528,218

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New Jersey - 11.4% (continued)

South Jersey Transportation Authority, 4.625%, 11/01/47	$2,930,000	$2,974,426
5.250%, 11/01/52	3,770,000	3,987,163

Tobacco Settlement Financing Corp., Series A, 5.000%, 06/01/46	2,095,000	2,142,414
5.250%, 06/01/46	2,755,000	2,859,661

Tobacco Settlement Financing Corp., Series B 5.000%, 06/01/46	1,605,000	1,611,155

Total New Jersey		27,846,766

New York - 12.8%

Metropolitan Transportation Authority, Series 1, 4.750%, 11/15/45	2,660,000	2,707,262
5.000%, 11/15/50	1,955,000	2,023,716
5.250%, 11/15/55	2,530,000	2,652,976

New York State Dormitory Authority 5.000%, 05/01/52	2,515,000	2,641,800

New York State Dormitory Authority, Series A, 4.000%, 07/01/47	1,675,000	1,512,379
4.000%, 07/01/52	1,775,000	1,563,866

New York State Thruway Authority, Series B 4.000%, 01/01/45	1,675,000	1,624,613

New York Transportation Development Corp., 4.000%, 12/01/39	1,530,000	1,487,523
4.000%, 12/01/41	1,590,000	1,530,862
4.000%, 04/30/53	5,790,000	4,921,085
5.000%, 12/01/40	4,185,000	4,347,996
5.000%, 12/01/41	4,185,000	4,332,764

Total New York		31,346,842

Pennsylvania - 10.9%

Allegheny County Airport Authority, Series A 5.000%, 01/01/51	4,185,000	4,343,407

Geisinger Authority 4.000%, 04/01/50	1,610,000	1,479,799

Montgomery County Higher Education and Health Authority, Series B 5.000%, 05/01/52	3,980,000	4,106,884

Pennsylvania Economic Development Financing Authority 5.250%, 06/30/53	5,025,000	5,215,105

Pennsylvania Economic Development Financing Authority, (AGM) 5.000%, 12/31/57	1,050,000	1,073,886

Pennsylvania Turnpike Commission, Series A 4.000%, 12/01/50	5,065,000	4,885,597

Philadelphia Authority for Industrial Development 5.250%, 11/01/52	5,185,000	5,508,036

Total Pennsylvania		26,612,714

Rhode Island - 2.2%

Rhode Island Health and Educational Building Corp. 5.000%, 11/01/53	2,500,000	2,661,677

	Principal Amount	Value

Tobacco Settlement Financing Corp., Series A 5.000%, 06/01/40	$2,755,000	$2,773,891

Total Rhode Island		5,435,568

South Carolina - 2.5%

Richland County School District No 2, Series A, (South Carolina School District) 1.875%, 03/01/38	8,290,000	6,026,913

Tennessee - 2.2%

City of Chattanooga Electric Revenue 2.000%, 09/01/40	7,710,000	5,466,108

Texas - 9.4%

Central Texas Regional Mobility Authority, Series B, 4.000%, 01/01/51	1,705,000	1,593,975
5.000%, 01/01/45	1,620,000	1,700,281

City of Houston Airport System Revenue, Series A 4.000%, 07/01/48	1,260,000	1,175,512

Texas Private Activity Bond Surface Transportation Corp., 5.000%, 12/31/40	3,315,000	3,325,175
5.000%, 12/31/45	3,250,000	3,256,623
5.000%, 06/30/58	7,800,000	7,761,736

Texas Private Activity Bond Surface Transportation Corp., Series A 4.000%, 12/31/39	4,605,000	4,254,797

Total Texas		23,068,099

Virginia - 5.2%

Lynchburg Economic Development Authority 4.000%, 01/01/55	1,260,000	1,131,046

Virginia Small Business Financing Authority, 4.000%, 01/01/39	2,515,000	2,371,451
4.000%, 01/01/40	2,515,000	2,348,195
5.000%, 12/31/47	2,145,000	2,199,745
5.000%, 12/31/49	2,095,000	2,113,801
5.000%, 12/31/52	2,655,000	2,675,942
Total Virginia		12,840,180

Total Municipal Bonds
(Cost $260,753,567)		240,686,250

Short-Term Investments - 0.9%

Repurchase Agreements - 0.9%

Fixed Income Clearing Corp., dated 06/30/23, due 07/03/23, 4.900% total to be received $2,144,875 (collateralized by a U.S. Treasury, 5.278%, 07/31/23, totaling $2,186,897)	2,144,000	2,144,000

Total Short-Term Investments
(Cost $2,144,000)		2,144,000

Total Investments - 99.2%
(Cost $262,897,567)		242,830,250

Other Assets, less Liabilities - 0.8%		2,015,282

Net Assets - 100.0%		$244,845,532

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

    AGM    Assured Guaranty Municipal Corp.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2023:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds†	—	$240,686,250	—	$240,686,250

Short-Term Investments

Repurchase Agreements	—	2,144,000	—	2,144,000

Total Investments in Securities	—	$242,830,250	—	$242,830,250

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2023, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (unaudited) June 30, 2023

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Assets:

Investments at value[1] (including securities on loan valued at $18,075,876, $892,276, $1,691,491, $0, and $0, respectively)	$473,201,960	$40,027,823	$16,714,059	$1,057,187,937	$242,830,250

Cash	796	24,879	219	624	333

Receivable for investments sold	—	—	—	13,615,225	—

Interest receivables	4,546,386	340,758	218,983	12,877,067	2,256,597

Securities lending income receivable	3,486	755	1,786	—	—

Receivable for Fund shares sold	184,947	12,955	227	1,683,490	615,389

Receivable from affiliate	7,648	10,448	7,886	62,139	16,810

Prepaid expenses and other assets	32,600	20,943	14,838	80,834	32,006

Total assets	477,977,823	40,438,561	16,957,998	1,085,507,316	245,751,385

Liabilities:

Payable upon return of securities loaned	12,518,891	923,919	1,525,084	—	—

Payable for investments purchased	—	—	—	13,228,968	—

Payable for delayed delivery investments purchased	—	—	—	5,404,730	—

Payable for Fund shares repurchased	349,194	16,653	4,858	800,900	739,762

Accrued expenses:

Investment advisory and management fees	88,516	9,810	5,019	182,695	90,160

Administrative fees	57,728	4,905	1,930	131,627	30,052

Distribution fees	—	2,282	—	2,758	748

Shareholder service fees	66,213	1,399	1,724	45,053	10,312

Other	97,064	36,456	26,219	94,931	34,819

Total liabilities	13,177,606	995,424	1,564,834	19,891,662	905,853

Commitments and Contingencies (Notes 2 & 6)

Net Assets	$464,800,217	$39,443,137	$15,393,164	$1,065,615,654	$244,845,532

[1] Investments at cost	$535,896,310	$44,038,736	$17,222,372	$1,099,277,565	$262,897,567

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Net Assets Represent:

Paid-in capital	$556,186,762	$49,680,306	$17,284,733	$1,123,879,031	$280,768,779

Total distributable loss	(91,386,545)	(10,237,169)	(1,891,569)	(58,263,377)	(35,923,247)

Net Assets	$464,800,217	$39,443,137	$15,393,164	$1,065,615,654	$244,845,532

Class N:

Net Assets	$283,555,047	$10,881,076	$6,537,157	$13,579,365	$3,398,346

Shares outstanding	13,242,263	1,207,280	321,177	1,208,706	380,298

Net asset value, offering and redemption price per share	$21.41	$9.01	$20.35	$11.23	$8.94

Class I:

Net Assets	$181,245,170	$20,176,301	$8,856,007	$1,052,036,289	$241,329,704

Shares outstanding	8,463,247	2,230,463	435,311	93,095,713	27,872,214

Net asset value, offering and redemption price per share	$21.42	$9.05	$20.34	$11.30	$8.66

Class Z:

Net Assets	—	$8,385,760	—	—	$117,482

Shares outstanding	—	927,264	—	—	13,571

Net asset value, offering and redemption price per share	—	$9.04	—	—	$8.66

The accompanying notes are an integral part of these financial statements.

Statement of Operations (unaudited) For the six months ended June 30, 2023

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Investment Income:

Interest income	$8,237,367	$740,629	$448,167	$12,799,939	$4,840,286

Securities lending income	22,610	6,604	19,858	—	—

Foreign withholding tax	(6,750)	(89)	(211)	—	—

Total investment income	8,253,227	747,144	467,814	12,799,939	4,840,286

Expenses:

Investment advisory and management fees	553,664	59,924	33,153	1,100,165	576,281

Administrative fees	361,085	29,962	12,751	792,581	192,094

Distribution fees - Class N	—	13,828	—	17,035	4,468

Shareholder servicing fees - Class N	367,567	—	8,385	9,496	2,681

Shareholder servicing fees - Class I	46,848	7,824	2,573	260,787	63,109

Professional fees	42,797	25,891	22,405	50,553	26,375

Custodian fees	31,183	13,917	10,904	46,116	18,396

Reports to shareholders	25,271	4,365	1,611	19,728	4,903

Registration fees	25,220	18,165	13,751	73,985	24,097

Trustee fees and expenses	17,799	1,456	627	38,691	8,751

Transfer agent fees	13,981	1,536	586	18,130	3,805

Interest expense	—	—	—	287	—

Miscellaneous	13,011	2,387	1,141	22,893	5,223

Total expenses before offsets	1,498,426	179,255	107,887	2,450,447	930,183

Expense reimbursements	(48,901)	(61,507)	(46,774)	(366,264)	(103,906)

Net expenses	1,449,525	117,748	61,113	2,084,183	826,277

Net investment income	6,803,702	629,396	406,701	10,715,756	4,014,009

Net Realized and Unrealized Gain:

Net realized loss on investments	(8,222,850)	(1,019,583)	(145,947)	(5,930,937)	(5,063,318)[1]

Net change in unrealized appreciation/depreciation on investments	15,664,532	1,463,837	376,267	18,259,190	15,310,153

Net realized and unrealized gain	7,441,682	444,254	230,320	12,328,253	10,246,835

Net increase in net assets resulting from operations	$14,245,384	$1,073,650	$637,021	$23,044,009	$14,260,844

1 Includes realized losses of $4,997,167 relating to redemptions in-kind. See note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the six months ended June 30, 2023 (unaudited) and the fiscal year ended December 31, 2022

	AMG GW&K ESG Bond Fund		AMG GW&K Enhanced Core Bond ESG Fund		AMG GW&K High Income Fund

	June 30, 2023	December 31, 2022	June 30, 2023	December 31, 2022	June 30, 2023	December 31, 2022

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$6,803,702	$12,222,196	$629,396	$1,041,080	$406,701	$618,650

Net realized loss on investments	(8,222,850)	(19,299,747)	(1,019,583)	(2,654,300)	(145,947)	(1,149,384)

Net change in unrealized appreciation/depreciation on investments	15,664,532	(84,052,548)	1,463,837	(5,951,857)	376,267	(961,928)

Net increase (decrease) in net assets resulting from operations	14,245,384	(91,130,099)	1,073,650	(7,565,077)	637,021	(1,492,662)

Distributions to Shareholders:

Class N	(4,139,989)	(7,736,535)	(166,156)	(235,849)	(163,111)	(277,251)

Class I	(2,823,469)	(5,885,301)	(315,096)	(537,618)	(255,311)	(410,014)

Class Z	—	—	(141,793)	(268,295)	—	—

Total distributions to shareholders	(6,963,458)	(13,621,836)	(623,045)	(1,041,762)	(418,422)	(687,265)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(35,488,355)	(157,179,741)	(1,454,341)	(11,796,222)	(2,093,984)	(1,875,236)

Total decrease in net assets	(28,206,429)	(261,931,676)	(1,003,736)	(20,403,061)	(1,875,385)	(4,055,163)

Net Assets:

Beginning of period	493,006,646	754,938,322	40,446,873	60,849,934	17,268,549	21,323,712

End of period	$464,800,217	$493,006,646	$39,443,137	$40,446,873	$15,393,164	$17,268,549

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the six months ended June 30, 2023 (unaudited) and the fiscal year ended December 31, 2022

	AMG GW&K Municipal Bond Fund		AMG GW&K Municipal Enhanced Yield Fund

	June 30, 2023	December 31, 2022	June 30, 2023	December 31, 2022

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$10,715,756	$19,705,256	$4,014,009	$8,043,373

Net realized loss on investments	(5,930,937)	(10,312,359)	(5,063,318)	(10,807,395)

Net change in unrealized appreciation/depreciation on investments	18,259,190	(113,439,737)	15,310,153	(60,592,633)

Net increase (decrease) in net assets resulting from operations	23,044,009	(104,046,840)	14,260,844	(63,356,655)

Distributions to Shareholders:

Class N	(116,880)	(212,610)	(51,473)	(79,222)

Class I	(10,530,006)	(21,345,146)	(3,961,524)	(8,871,256)

Class Z	—	—	(1,861)	(3,685)

Total distributions to shareholders	(10,646,886)	(21,557,756)	(4,014,858)	(8,954,163)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(28,043,981)	(142,203,031)	(24,394,500)	(53,225,598)

Total decrease in net assets	(15,646,858)	(267,807,627)	(14,148,514)	(125,536,416)

Net Assets:

Beginning of period	1,081,262,512	1,349,070,139	258,994,046	384,530,462

End of period	$1,065,615,654	$1,081,262,512	$244,845,532	$258,994,046

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2023

Class N	(unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$21.11	$24.88	$28.12	$27.14	$25.49	$26.97

Income (loss) from Investment Operations:

Net investment income[1,2]	0.29	0.44	0.44	0.90	0.94	0.84

Net realized and unrealized gain (loss) on investments	0.31	(3.70)	(0.83)	1.03	1.85	(1.33)

Total income (loss) from investment operations	0.60	(3.26)	(0.39)	1.93	2.79	(0.49)

Less Distributions to Shareholders from:

Net investment income	(0.30)	(0.47)	(0.47)	(0.88)	(0.98)	(0.80)

Net realized gain on investments	—	(0.04)	(2.38)	(0.07)	(0.16)	(0.19)

Total distributions to shareholders	(0.30)	(0.51)	(2.85)	(0.95)	(1.14)	(0.99)

Net Asset Value, End of Period	$21.41	$21.11	$24.88	$28.12	$27.14	$25.49

Total Return[2,3]	2.86%[4]	(13.17)%	(1.29)%	7.34%	11.10%	(1.82)%

Ratio of net expenses to average net assets	0.68%[5]	0.68%	0.69%[6]	0.71%	0.72%[7]	0.98%[6]

Ratio of gross expenses to average net assets[8]	0.70%[5]	0.69%	0.69%[6]	0.72%	0.73%[7]	0.98%[6]

Ratio of net investment income to average net assets[2]	2.75%[5]	1.98%	1.71%	3.31%	3.53%	3.19%

Portfolio turnover	10%[4]	23%	186%	25%	20%	9%

Net assets end of period (000’s) omitted	$283,555	$301,028	$427,818	$555,124	$618,381	$715,468

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2023

Class I	(unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$21.12	$24.89	$28.13	$27.14	$25.49	$26.97

Income (loss) from Investment Operations:

Net investment income[1,2]	0.32	0.49	0.50	0.95	0.99	0.86

Net realized and unrealized gain (loss) on investments	0.30	(3.71)	(0.83)	1.05	1.85	(1.32)

Total income (loss) from investment operations	0.62	(3.22)	(0.33)	2.00	2.84	(0.46)

Less Distributions to Shareholders from:

Net investment income	(0.32)	(0.51)	(0.53)	(0.94)	(1.03)	(0.83)

Net realized gain on investments	—	(0.04)	(2.38)	(0.07)	(0.16)	(0.19)

Total distributions to shareholders	(0.32)	(0.55)	(2.91)	(1.01)	(1.19)	(1.02)

Net Asset Value, End of Period	$21.42	$21.12	$24.89	$28.13	$27.14	$25.49

Total Return[2,3]	2.96%[4]	(12.99)%	(1.05)%	7.57%	11.32%	(1.72)%

Ratio of net expenses to average net assets	0.48%[5]	0.48%	0.49%[6]	0.50%	0.52%[7]	0.88%[6]

Ratio of gross expenses to average net assets[8]	0.50%[5]	0.49%	0.49%[6]	0.51%	0.53%[7]	0.88%[6]

Ratio of net investment income to average net assets[2]	2.95%[5]	2.18%	1.91%	3.52%	3.73%	3.29%

Portfolio turnover	10%[4]	23%	186%	25%	20%	9%

Net assets end of period (000’s) omitted	$181,245	$191,979	$327,121	$546,698	$605,353	$1,094,820

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of period end.

[4]	Not annualized.

[5]	Annualized.

[6]	Ratio includes recapture of reimbursed fees from prior years amounting to less than 0.01% and 0.04% for the fiscal year ended December 31, 2021 and December 31, 2018, respectively.

[7]	Includes 0.01% of extraordinary expense related to legal expense in support of an investment held in the portfolio.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2023

Class N	(unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$8.92	$10.61	$10.90	$10.15	$9.43	$9.81

Income (loss) from Investment Operations:

Net investment income[1,2]	0.14	0.19	0.14	0.20	0.24	0.23

Net realized and unrealized gain (loss) on investments	0.09	(1.69)	(0.28)	0.75	0.73	(0.38)

Total income (loss) from investment operations	0.23	(1.50)	(0.14)	0.95	0.97	(0.15)

Less Distributions to Shareholders from:

Net investment income	(0.14)	(0.19)	(0.14)	(0.20)	(0.25)	(0.23)

Paid in capital	—	—	(0.01)	—	—	—

Total distributions to shareholders	(0.14)	(0.19)	(0.15)	(0.20)	(0.25)	(0.23)

Net Asset Value, End of Period	$9.01	$8.92	$10.61	$10.90	$10.15	$9.43

Total Return[2,3]	2.53%[4]	(14.17)%	(1.26)%	9.41%	10.35%	(1.48)%

Ratio of net expenses to average net assets	0.73%[5]	0.73%	0.73%	0.73%	0.73%	0.73%

Ratio of gross expenses to average net assets[6]	1.04%[5]	1.00%	0.93%	1.06%	1.16%	0.99%

Ratio of net investment income to average net assets[2]	3.01%[5]	1.99%	1.32%	1.86%	2.43%	2.45%

Portfolio turnover	26%[4]	54%	86%	101%	71%	26%

Net assets end of period (000’s) omitted	$10,881	$10,680	$13,736	$15,794	$14,779	$12,884

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended		For the fiscal years ended December 31,
	June 30, 2023

Class I	(unaudited)		2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$8.95		$10.65	$10.94	$10.19	$9.47	$9.85

Income (loss) from Investment Operations:

Net investment income[1,2]	0.14		0.21	0.16	0.22	0.26	0.25

Net realized and unrealized gain (loss) on investments	0.10		(1.70)	(0.28)	0.75	0.73	(0.38)

Total income (loss) from investment operations	0.24		(1.49)	(0.12)	0.97	0.99	(0.13)

Less Distributions to Shareholders from:

Net investment income	(0.14)		(0.21)	(0.16)	(0.22)	(0.27)	(0.25)

Paid in capital	—		—	(0.01)	—	—	—

Total distributions to shareholders	(0.14)		(0.21)	(0.17)	(0.22)	(0.27)	(0.25)

Net Asset Value, End of Period	$9.05		$8.95	$10.65	$10.94	$10.19	$9.47

Total Return[2,3]	2.72%[4]		(14.07)%	(1.07)%	9.57%	10.51%	(1.27)%

Ratio of net expenses to average net assets	0.56%[5]		0.56%	0.56%	0.55%	0.55%	0.54%

Ratio of gross expenses to average net assets[6]	0.87%[5]		0.83%	0.76%	0.88%	0.98%	0.80%

Ratio of net investment income to average net assets[2]	3.18	%5	2.16%	1.49%	2.04%	2.62%	2.64%

Portfolio turnover	26%[4]		54%	86%	101%	71%	26%

Net assets end of period (000’s) omitted	$20,176		$19,890	$33,402	$27,800	$8,502	$5,967

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2023

Class Z	(unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$8.95	$10.65	$10.93	$10.18	$9.46	$9.84

Income (loss) from Investment Operations:

Net investment income[1,2]	0.15	0.21	0.17	0.22	0.27	0.26

Net realized and unrealized gain (loss) on investments	0.09	(1.69)	(0.27)	0.75	0.72	(0.38)

Total income (loss) from investment operations	0.24	(1.48)	(0.10)	0.97	0.99	(0.12)

Less Distributions to Shareholders from:

Net investment income	(0.15)	(0.22)	(0.17)	(0.22)	(0.27)	(0.26)

Paid in capital	—	—	(0.01)	—	—	—

Total distributions to shareholders	(0.15)	(0.22)	(0.18)	(0.22)	(0.27)	(0.26)

Net Asset Value, End of Period	$9.04	$8.95	$10.65	$10.93	$10.18	$9.46

Total Return[2,3]	2.65%[4]	(14.00)%	(0.92)%	9.65%	10.59%	(1.23)%

Ratio of net expenses to average net assets	0.48%[5]	0.48%	0.48%	0.48%	0.48%	0.48%

Ratio of gross expenses to average net assets[6]	0.79%[5]	0.75%	0.68%	0.81%	0.91%	0.74%

Ratio of net investment income to average net assets[2]	3.26%[5]	2.24%	1.57%	2.11%	2.72%	2.70%

Portfolio turnover	26%[4]	54%	86%	101%	71%	26%

Net assets end of period (000’s) omitted	$8,386	$9,877	$13,712	$11,552	$10,080	$15,254

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of period end.

[4]	Not annualized.

[5]	Annualized.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K High Income Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2023

Class N	(unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$20.11	$22.46	$22.23	$21.52	$20.04	$21.06

Income (loss) from Investment Operations:

Net investment income[1,2]	0.47	0.67	0.53	0.51	0.57	0.69

Net realized and unrealized gain (loss) on investments	0.26	(2.20)	0.28	2.09	0.98	(1.57)

Total income (loss) from investment operations	0.73	(1.53)	0.81	2.60	1.55	(0.88)

Less Distributions to Shareholders from:

Net investment income	(0.49)	(0.77)	(0.53)	(0.48)	(0.07)	(0.14)

Net realized gain on investments	—	(0.05)	(0.05)	(1.41)	—	—

Total distributions to shareholders	(0.49)	(0.82)	(0.58)	(1.89)	(0.07)	(0.14)

Net Asset Value, End of Period	$20.35	$20.11	$22.46	$22.23	$21.52	$20.04

Total Return[2,3]	3.65%[4]	(6.80)%	3.67%	12.16%	7.67%	(4.18)%

Ratio of net expenses to average net assets	0.84%[5]	0.86%[6]	0.84%	0.89%	0.89%	0.89%

Ratio of gross expenses to average net assets[7]	1.39%[5]	1.32%	1.37%	1.70%	1.87%	1.52%

Ratio of net investment income to average net assets[2]	4.66%[5]	3.22%	2.36%	2.28%	2.70%	3.34%

Portfolio turnover	10%[4]	74%	97%	157%	52%	60%

Net assets end of period (000’s) omitted	$6,537	$6,528	$8,157	$10,302	$9,638	$10,365

AMG GW&K High Income Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended	For the fiscal years ended December 31,	For the fiscal period ended December 31,
	June 30, 2023

Class I	(unaudited)	2022	2021[8]

Net Asset Value, Beginning of Period	$20.10	$22.45	$22.27

Income (loss) from Investment Operations:

Net investment income[1,2]	0.49	0.71	0.46

Net realized and unrealized gain (loss) on investments	0.26	(2.20)	0.35

Total income (loss) from investment operations	0.75	(1.49)	0.81

Less Distributions to Shareholders from:

Net investment income	(0.51)	(0.81)	(0.58)

Net realized gain on investments	—	(0.05)	(0.05)

Total distributions to shareholders	(0.51)	(0.86)	(0.63)

Net Asset Value, End of Period	$20.34	$20.10	$22.45

Total Return[2,3]	3.75%[4]	(6.63)%	3.68%[4]

Ratio of net expenses to average net assets	0.64%[5]	0.66%[6]	0.64%[5]

Ratio of gross expenses to average net assets[7]	1.19%[5]	1.12%	1.17%[5]

Ratio of net investment income to average net assets[2]	4.86%[5]	3.42%	2.56%[5]

Portfolio turnover	10%[4]	74%	97%

Net assets end of period (000’s) omitted	$8,856	$10,740	$13,166

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of period end.

[4]	Not annualized.

[5]	Annualized.

[6]	Includes interest expense totaling 0.02% related to participation in the interfund lending program.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Commencement of operations was on March 15, 2021.

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2023

Class N	(unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$11.11	$12.24	$12.45	$12.12	$11.48	$11.60

Income (loss) from Investment Operations:

Net investment income[1,2]	0.09	0.15	0.13	0.15	0.19	0.17

Net realized and unrealized gain (loss) on investments	0.13	(1.10)	(0.11)	0.33	0.64	(0.11)

Total income (loss) from investment operations	0.22	(0.95)	0.02	0.48	0.83	0.06

Less Distributions to Shareholders from:

Net investment income	(0.10)	(0.16)	(0.13)	(0.15)	(0.19)	(0.18)

Net realized gain on investments	—	(0.02)	(0.10)	—	—	(0.00)[3]

Total distributions to shareholders	(0.10)	(0.18)	(0.23)	(0.15)	(0.19)	(0.18)

Net Asset Value, End of Period	$11.23	$11.11	$12.24	$12.45	$12.12	$11.48

Total Return[2,4]	1.94%[5]	(7.80)%	0.10%	4.31%	7.29%	0.54%

Ratio of net expenses to average net assets	0.73%[6]	0.72%	0.71%	0.71%	0.71%	0.71%

Ratio of gross expenses to average net assets[7]	0.80%[6]	0.78%	0.76%	0.77%	0.78%	0.77%

Ratio of net investment income to average net assets[2]	1.69%[6]	1.35%	1.01%	1.25%	1.59%	1.53%

Portfolio turnover	20%[5]	20%	24%	17%	18%	35%

Net assets end of period (000’s) omitted	$13,579	$12,972	$17,112	$18,153	$18,711	$17,445

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2023

Class I	(unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$11.18	$12.31	$12.52	$12.18	$11.54	$11.66

Income (loss) from Investment Operations:

Net investment income[1,2]	0.11	0.19	0.17	0.19	0.23	0.21

Net realized and unrealized gain (loss) on investments	0.12	(1.11)	(0.11)	0.34	0.64	(0.12)

Total income (loss) from investment operations	0.23	(0.92)	0.06	0.53	0.87	0.09

Less Distributions to Shareholders from:

Net investment income	(0.11)	(0.19)	(0.17)	(0.19)	(0.23)	(0.21)

Net realized gain on investments	—	(0.02)	(0.10)	—	—	(0.00)[3]

Total distributions to shareholders	(0.11)	(0.21)	(0.27)	(0.19)	(0.23)	(0.21)

Net Asset Value, End of Period	$11.30	$11.18	$12.31	$12.52	$12.18	$11.54

Total Return[2,4]	2.10%[5]	(7.45)%	0.43%	4.70%	7.58%	0.87%

Ratio of net expenses to average net assets	0.39%[6]	0.39%	0.39%	0.39%	0.39%	0.39%

Ratio of gross expenses to average net assets[7]	0.46%[6]	0.45%	0.44%	0.45%	0.46%	0.45%

Ratio of net investment income to average net assets[2]	2.03%[6]	1.68%	1.33%	1.57%	1.91%	1.85%

Portfolio turnover	20%[5]	20%	24%	17%	18%	35%

Net assets end of period (000’s) omitted	$1,052,036	$1,068,290	$1,331,958	$1,287,667	$1,014,514	$940,553

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Less than $(0.005) per share.

[4]	The total return is calculated using the published Net Asset Value as of period end.

[5]	Not annualized.

[6]	Annualized.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2023

Class N	(unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$8.56	$10.74	$10.69	$10.42	$9.69	$10.02

Income (loss) from Investment Operations:

Net investment income[1,2]	0.12	0.22	0.20	0.23	0.26	0.27

Net realized and unrealized gain (loss) on investments	0.38	(2.17)	0.18	0.37	0.78	(0.33)

Total income (loss) from investment operations	0.50	(1.95)	0.38	0.60	1.04	(0.06)

Less Distributions to Shareholders from:

Net investment income	(0.12)	(0.20)	(0.19)	(0.21)	(0.25)	(0.15)

Net realized gain on investments	—	(0.03)	(0.14)	(0.12)	(0.06)	—

Paid in capital	—	—	—	—	—	(0.12)

Total distributions to shareholders	(0.12)	(0.23)	(0.33)	(0.33)	(0.31)	(0.27)

Net Asset Value, End of Period	$8.94	$8.56	$10.74	$10.69	$10.42	$9.69

Total Return[2,3]	5.87%[4]	(18.19)%	3.59%	5.95%	10.92%	(0.55)%

Ratio of net expenses to average net assets	0.99%[5]	0.99%	0.99%	0.99%	0.99%	0.99%

Ratio of gross expenses to average net assets[6]	1.07%[5]	1.07%	1.05%	1.07%	1.08%	1.08%

Ratio of net investment income to average net assets[2]	2.79%[5]	2.39%	1.85%	2.17%	2.56%	2.79%

Portfolio turnover	6%[4]	45%	61%	81%	40%	89%

Net assets end of period (000’s) omitted	$3,398	$2,955	$14,923	$5,015	$5,722	$7,283

AMG GW&K Municipal Enhanced Yield Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2023

Class I	(unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$8.30	$10.43	$10.40	$10.15	$9.45	$10.01

Income (loss) from Investment Operations:

Net investment income[1,2]	0.13	0.24	0.23	0.25	0.29	0.31

Net realized and unrealized gain (loss) on investments	0.37	(2.09)	0.17	0.37	0.76	(0.32)

Total income (loss) from investment operations	0.50	(1.85)	0.40	0.62	1.05	(0.01)

Less Distributions to Shareholders from:

Net investment income	(0.14)	(0.25)	(0.23)	(0.25)	(0.29)	(0.31)

Net realized gain on investments	—	(0.03)	(0.14)	(0.12)	(0.06)	—

Paid in capital	—	—	—	—	—	(0.24)

Total distributions to shareholders	(0.14)	(0.28)	(0.37)	(0.37)	(0.35)	(0.55)

Net Asset Value, End of Period	$8.66	$8.30	$10.43	$10.40	$10.15	$9.45

Total Return[2,3]	6.00%[4]	(17.86)%	3.94%	6.31%	11.28%	(0.07)%

Ratio of net expenses to average net assets	0.64%[5]	0.64%	0.64%	0.64%	0.64%	0.64%

Ratio of gross expenses to average net assets[6]	0.72%[5]	0.72%	0.70%	0.72%	0.73%	0.73%

Ratio of net investment income to average net assets[2]	3.14%[5]	2.74%	2.20%	2.52%	2.91%	3.14%

Portfolio turnover	6%[4]	45%	61%	81%	40%	89%

Net assets end of period (000’s) omitted	$241,330	$255,928	$369,473	$323,439	$273,228	$203,867

AMG GW&K Municipal Enhanced Yield Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2023

Class Z	(unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$8.30	$10.43	$10.40	$10.15	$9.44	$10.01

Income (loss) from Investment Operations:

Net investment income[1,2]	0.14	0.25	0.24	0.26	0.30	0.31

Net realized and unrealized gain (loss) on investments	0.36	(2.10)	0.17	0.37	0.76	(0.32)

Total income (loss) from investment operations	0.50	(1.85)	0.41	0.63	1.06	(0.01)

Less Distributions to Shareholders from:

Net investment income	(0.14)	(0.25)	(0.24)	(0.26)	(0.29)	(0.32)

Net realized gain on investments	—	(0.03)	(0.14)	(0.12)	(0.06)	—

Paid in capital	—	—	—	—	—	(0.24)

Total distributions to shareholders	(0.14)	(0.28)	(0.38)	(0.38)	(0.35)	(0.56)

Net Asset Value, End of Period	$8.66	$8.30	$10.43	$10.40	$10.15	$9.44

Total Return[2,3]	6.03%[4]	(17.82)%	3.99%	6.37%	11.45%	(0.09)%

Ratio of net expenses to average net assets	0.59%[5]	0.59%	0.59%	0.59%	0.59%	0.59%

Ratio of gross expenses to average net assets[6]	0.67%[5]	0.67%	0.65%	0.67%	0.68%	0.68%

Ratio of net investment income to average net assets[2]	3.19%[5]	2.79%	2.25%	2.57%	2.96%	3.19%

Portfolio turnover	6%[4]	45%	61%	81%	40%	89%

Net assets end of period (000’s) omitted	$117	$111	$135	$130	$120	$108

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of period end.

[4]	Not annualized.

[5]	Annualized.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

Notes to Financial Statements (unaudited) June 30, 2023

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds, AMG Funds II (“Trust II”) and AMG Funds III (“Trust III”) (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), Trust II: AMG GW&K Enhanced Core Bond ESG Fund (“Enhanced Core Bond ESG”) and Trust III: AMG GW&K ESG Bond Fund (“ESG Bond”) and AMG GW&K High Income Fund (“High Income”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. All Funds offer Class N shares and Class I shares; and Enhanced Core Bond ESG and Municipal Enhanced offer Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Market prices of investments held by the Funds may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Board of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Funds’ Valuation Designee to perform the Funds’ fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Funds’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Funds might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Funds. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Funds’ investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions

Notes to Financial Statements (continued)

that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Interest income on foreign securities is recorded gross of any withholding tax. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from net investment income, if any, will normally be declared and paid monthly by the Funds. Fund distributions resulting from realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. There are no permanent differences during the year. Temporary differences are primarily due to: for ESG Bond, Enhanced Core Bond ESG, High Income and Municipal Enhanced, wash sale loss deferrals; for ESG Bond and High Income, premium amortization on callable bonds. Municipal Bond had no temporary differences.

At June 30, 2023, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Depreciation

ESG Bond	$535,896,310	$1,807,044	$(64,501,394)	$(62,694,350)

Enhanced Core Bond ESG	44,038,736	9,928	(4,020,841)	(4,010,913)

High Income	17,222,372	46,038	(554,351)	(508,313)

Municipal Bond	1,099,277,565	4,035,665	(46,125,293)	(42,089,628)

Municipal Enhanced	262,897,567	1,974,518	(22,041,835)	(20,067,317)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Furthermore, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2022, the Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Notes to Financial Statements (continued)

Fund	Short-Term	Long-Term	Total

ESG Bond	$7,220,366	$12,392,695	$19,613,061

Enhanced Core Bond ESG	2,475,319	2,481,420	4,956,739

High Income	397,484	790,743	1,188,227

Fund	Short-Term	Long-Term	Total

Municipal Bond	$2,786,859	$7,525,500	10,312,359

Municipal Enhanced	3,966,598	6,842,755	10,809,353

g. CAPITAL STOCK

Each Trust’s Amended and Restated Agreement and Declaration of Trust authorizes for each applicable Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. For the six months ended June 30, 2023, Municipal Enhanced transferred securities and cash to certain shareholders in connection with redemptions in-kind transactions in the amount of $46,736,183. For the purposes of U.S. GAAP, the transactions were treated as sales of securities and the resulting gain or loss was recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

For the six months ended June 30, 2023 (unaudited) and the fiscal year ended December 31, 2022, the capital stock transactions by class for the Funds were as follows:

	ESG Bond				Enhanced Core Bond ESG

	June 30, 2023		December 31, 2022		June 30, 2023		December 31, 2022
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	182,269	$3,924,158	434,859	$9,802,580	241,710	$2,185,832	151,245	$1,447,268

Shares issued in reinvestment of distributions	190,052	4,086,413	345,800	7,627,326	15,094	136,784	20,650	192,586

Shares redeemed	(1,387,029)	(29,927,861)	(3,716,450)	(83,888,821)	(246,746)	(2,255,963)	(268,963)	(2,557,723)

Net increase (decrease)	(1,014,708)	$(21,917,290)	(2,935,791)	$(66,458,915)	10,058	$66,653	(97,068)	$(917,869)

Class I:

Shares sold	513,507	$11,063,687	1,292,769	$29,148,121	288,996	$2,644,696	1,447,204	$13,969,790

Shares issued in reinvestment of distributions	126,941	2,729,801	256,042	5,663,172	33,634	305,987	55,346	519,860

Shares redeemed	(1,268,325)	(27,364,553)	(5,602,000)	(125,532,119)	(313,696)	(2,864,359)	(2,416,748)	(23,744,821)

Net increase (decrease)	(627,877)	$(13,571,065)	(4,053,189)	$(90,720,826)	8,934	$86,324	(914,198)	$(9,255,171)

Class Z:

Shares sold	—	—	—	—	90,089	$823,404	147,673	$1,476,721

Shares issued in reinvestment of distributions	—	—	—	—	15,102	137,421	27,916	261,662

Shares redeemed	—	—	—	—	(281,364)	(2,568,143)	(359,946)	(3,361,565)

Net decrease	—	—	—	—	(176,173)	$(1,607,318)	(184,357)	$(1,623,182)

	High Income				Municipal Bond

	June 30, 2023		December 31, 2022		June 30, 2023		December 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	48,766	$1,003,756	18,712	$389,945	217,961	$2,464,012	647,098	$7,349,629

Shares issued in reinvestment of distributions	7,759	157,945	13,040	267,721	8,945	100,818	16,904	188,374

Shares redeemed	(59,984)	(1,228,417)	(70,270)	(1,469,556)	(185,350)	(2,087,267)	(895,246)	(10,012,745)

Net increase (decrease)	(3,459)	$(66,716)	(38,518)	$(811,890)	41,556	$477,563	(231,244)	$(2,474,742)

Notes to Financial Statements (continued)

	High Income				Municipal Bond

	June 30, 2023		December 31, 2022		June 30, 2023		December 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class I:

Shares sold	18,093	$368,992	484,312	$9,834,594	20,415,598	$232,564,518	81,732,933	$917,700,640

Shares issued in reinvestment of distributions	12,550	255,311	19,941	410,014	690,221	7,823,045	1,484,035	16,631,130

Shares redeemed	(129,658)	(2,651,571)	(556,443)	(11,307,954)	(23,572,806)	(268,909,107)	(95,879,229)	(1,074,060,059)

Net decrease	(99,015)	$(2,027,268)	(52,190)	$(1,063,346)	(2,466,987)	$(28,521,544)	(12,662,261)	$(139,728,289)

	Municipal Enhanced

	June 30, 2023		December 31, 2022

	Shares	Amount	Shares	Amount

Class N:

Shares sold	626,970	$5,611,245	616,950	$5,797,292

Shares issued in reinvestment of distributions	3,698	32,848	5,976	53,425

Shares redeemed	(595,467)	(5,344,274)	(1,667,635)	(16,584,715)

Net increase (decrease)	35,201	$299,819	(1,044,709)	$(10,733,998)

Class I:

Shares sold	7,873,807	$67,979,514	12,933,675	$112,341,447

Shares issued in reinvestment of distributions	182,386	1,568,899	534,430	4,664,114

Shares redeemed	(11,012,114)	(94,244,593)[1]	(18,061,842)	(159,500,846)

Net decrease	(2,955,921)	$(24,696,180)	(4,593,737)	$(42,495,285)

Class Z:

Shares issued in reinvestment of distributions	216	$1,861	423	$3,685

Net increase	216	$1,861	423	$3,685

[1]	Includes redemption in-kind in the amount of $46,736,183.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Securities Lending Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At June 30, 2023, the market value of Repurchase Agreements outstanding for ESG Bond, Enhanced Core Bond ESG, High Income, Municipal Bond Fund and Municipal Enhanced Yield was $17,700,891, $1,160,919, $1,573,084, $2,239,000 and $2,144,000, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in

Notes to Financial Statements (continued)

securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

At June 30, 2023, the market value of delayed delivery securities held in Municipal Bond amounted to $5,419,886.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into investment advisory agreements under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the subadviser(s) for the Funds and monitors the subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”) who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the six months ended June 30, 2023, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

ESG Bond	0.23%
Enhanced Core Bond ESG	0.30%

High Income	0.39%

Municipal Bond
on first $25 million	0.35%

on next $25 million	0.30%
on next $50 million	0.25%

on balance over $100 million	0.20%
Municipal Enhanced	0.45%

The fee paid to GW&K for its services as subadviser is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of each Fund.

The Investment Manager has contractually agreed, through at least May 1, 2024, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of ESG Bond, Enhanced Core Bond ESG, High Income, Municipal Bond, and Municipal Enhanced to the annual rate of 0.43%, 0.48%, 0.59%, 0.34%, and 0.59%, respectively, of each Fund’s average daily net assets

(this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Boards, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

For the six months ended June 30, 2023, the Investment Manager’s expense reimbursements, and repayments of prior reimbursements by the Funds to the Investment Manager, if any, are as follows:

	Expense Reimbursements	Repayment of Prior Reimbursements

ESG Bond	$48,901	—

Enhanced Core Bond ESG	61,507	—

High Income	46,774	—

Municipal Bond	366,264	—

Municipal Enhanced	103,906	—

At June 30, 2023, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	ESG Bond	Enhanced Core Bond ESG	High Income

Less than 1 year	$36,901	$122,320	$77,004

1-2 years	51,752	116,556	98,613

2-3 years	86,383	132,628	92,100

Total	$175,036	$371,504	$267,717

Expiration Period	Municipal Bond	Municipal Enhanced

Less than 1 year	$702,073	$239,668

1-2 years	719,840	230,877

2-3 years	748,214	217,439

Total	$2,170,127	$687,984

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder

Notes to Financial Statements (continued)

services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For each of Class N and Class I shares of ESG Bond, High Income, Municipal Bond, Municipal Enhanced, and for Enhanced Core Bond ESG’s Class I shares, the Boards have approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the six months ended June 30, 2023, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

ESG Bond

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Enhanced Core Bond ESG

Class I	0.10%	0.08%

High Income

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Municipal Bond

Class N	0.15%	0.14%

Class I	0.05%	0.05%

Municipal Enhanced

Class N	0.15%	0.15%

Class I	0.05%	0.05%

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At June 30, 2023, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the six months ended June 30, 2023 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Municipal Bond	$7,448,357	10	$12,158	5.958%

Municipal Enhanced	2,307,515	2	759	6.000%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Municipal Bond	$2,007,897	1	$287	5.208%

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the six months ended June 30, 2023, were as follows:

	Long Term Securities

Fund	Purchases	Sales

ESG Bond	$33,057,321	$42,058,407

Enhanced Core Bond ESG	4,619,235	6,217,917

High Income	1,680,697	3,631,105

Municipal Bond	205,200,146	234,758,970

Municipal Enhanced	37,197,423	15,049,177

Purchases and sales of U.S. Government Obligations for the six months ended June 30, 2023 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

ESG Bond	$13,510,310	$41,515,012

Enhanced Core Bond ESG	5,489,241	5,058,490

4. PORTFOLIO SECURITIES LOANED

The Funds, except Municipal Bond and Municipal Enhanced, participate in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable by a Fund at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at June 30, 2023, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

ESG Bond	$18,075,876	$12,518,891	$6,269,212	$18,788,103

Enhanced Core Bond ESG	892,276	923,919	—	923,919

High Income	1,691,491	1,525,084	234,494	1,759,578

The following table summarizes the securities received as collateral for securities lending at June 30, 2023:

Fund	Collateral Type	Coupon Range	Maturity Date Range

ESG Bond	U.S. Treasury Obligations	0.125%-5.280%	07/15/23-08/15/51

High Income	U.S. Treasury Obligations	0.000%-4.250%	08/29/23-05/15/52

5. FOREIGN SECURITIES

Certain Funds may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

Notes to Financial Statements (continued)

8. CREDIT AGREEMENT

On April 12, 2023, Trust III, on behalf of High Income and another fund in Trust III, and AMG Funds II (“Trust II”), on behalf of one of its funds, became party to an amended and restated credit agreement between BNYM and AMG Funds IV (“Trust IV”) dated July 22, 2020 (as amended from time to time, the “Credit Agreement”). The Credit Agreement provides Trust III, Trust II, and Trust IV (collectively, the “Participating Trusts”), on behalf of certain funds in the Participating Trusts, including High Income (collectively, the “Participating Funds”), a revolving line of credit of up to $50 million. The Credit Agreement runs for a 364-day term that can be renewed at the mutual agreement of the Participating Trusts and BNYM. The facility is shared by the Participating Funds and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans is equal to the greater of the Prime Rate plus 1.25%, or 0.50% plus the Federal Funds Effective Rate plus 1.25%. The interest rate on outstanding Overnight Loans is equal to the greater of the Federal Funds Effective Rate plus 1.25%, or the Adjusted Daily Simple SOFR plus 1.25%. The Adjusted Daily Simple SOFR is the sum of Daily Simple SOFR plus 0.10% plus a floor rate of 0.00%. The Participating Funds pay a commitment fee on the unutilized commitment amount of 0.175% per annum, which is allocated to the Participating Funds based on average daily net assets and included in miscellaneous expense on the Statement of Operations. Interest incurred on loans utilized is included in the Statement of Operations as interest expense. The Fund had no loans outstanding as of June 30, 2023, and did not utilize the line of credit during the period April 12, 2023, to June 30, 2023. The Credit Agreement was renewed on July 19, 2023.

9. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of June 30, 2023:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

ESG Bond

Bank of America Securities, Inc.	$1,564,457	—	$1,564,457	$1,564,457	—

Cantor Fitzgerald Securities, Inc.	2,122,957	—	2,122,957	2,122,957	—

RBC Dominion Securities, Inc.	3,130,065	—	3,130,065	3,130,065	—

Santander U.S. Capital Markets LLC	3,067,464	—	3,067,464	3,067,464	—

State of Wisconsin Investment Board	2,633,948	—	2,633,948	2,633,948	—

Fixed Income Clearing Corp.	5,182,000	—	5,182,000	5,182,000	—

Total	$17,700,891	—	$17,700,891	$17,700,891	—

Enhanced Core Bond ESG

RBC Dominion Securities, Inc.	$923,919	—	$923,919	$923,919	—

Fixed Income Clearing Corp.	237,000	—	237,000	237,000	—

Total	$1,160,919	—	$1,160,919	$1,160,919	—

High Income

Bank of America Securities, Inc.	$525,084	—	$525,084	$525,084	—

RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Fixed Income Clearing Corp.	48,000	—	48,000	48,000	—

Total	$1,573,084	—	$1,573,084	$1,573,084	—

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Municipal Bond

Fixed Income Clearing Corp.	$2,239,000	—	$2,239,000	$2,239,000	—

Municipal Enhanced

Fixed Income Clearing Corp.	$2,144,000	—	$2,144,000	$2,144,000	—

10. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Annual Renewal of Investment Management and Subadvisory Agreements

AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K ESG Bond Fund, and AMG GW&K High Income Fund: Approval of Investment Management and Subadvisory Agreements on June 21, 2023

At an in-person meeting held on June 21, 2023, the Board of Trustees (the “Board” or the “Trustees”) of each of AMG Funds, AMG Funds II, and AMG Funds III (each, a “Trust” and collectively, the “Trusts”), and separately a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) and AMG Funds for each of AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K Municipal Bond Fund, and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016; the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with the Investment Manager and AMG Funds II for AMG GW&K Enhanced Core Bond ESG Fund, and separately each of Amendment No. 1 thereto, Amendment No. 2 thereto dated July 1, 2015, and Amendment No. 3 thereto dated October 1, 2016; and the Fund Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with the Investment Manager and AMG Funds III for AMG GW&K ESG Bond Fund and AMG GW&K High Income Fund, and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreements”); and (ii) the Subadvisory Agreements, as amended at any time prior to the date of the meeting (collectively, the “Subadvisory Agreements”), with the Subadviser for each of AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K ESG Bond Fund, and AMG GW&K High Income Fund (each, a “Fund,” and collectively, the “Funds”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreements and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”), other relevant matters, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreements and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 21, 2023 and prior meetings relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreements and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreements and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person, telephonic or videoconference diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trusts in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreements and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreements and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for each Fund, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE.

The Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark, considered the gross performance of each Fund as compared to the Subadviser’s relevant performance composite that utilizes a similar investment strategy and approach, and noted that the Board reviews on a quarterly basis detailed information about both a Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources, and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with respect to the Funds and its discussions with the management of the Funds’ subadviser during the period regarding the factors that contributed to the performance of the Funds.

With respect to AMG GW&K Municipal Enhanced Yield Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2023 was above, below, above, and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Bloomberg U.S. Municipal Bond BAA Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark and the fact that Class I shares of the Fund outperformed the Peer Group median for the 1-year,

5-year, and 10-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG GW&K Municipal Bond Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year, and 10-year periods ended March 31, 2023 was above, below, above, and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Bloomberg 10-Year Municipal Bond Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark and the fact that the Fund ranked in the top decile relative to its Peer Group for the 1-year period and Class I shares of the Fund ranked in the top quintile relative to its Peer Group for the 5-year and 10-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG GW&K Enhanced Core Bond ESG Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund with that inception date) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2023 was below, below, above, and below, respectively, the median performance of the Peer Group and below, above, above, and below, respectively, the performance of the Fund Benchmark, the Bloomberg U.S. Aggregate Bond Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance relative to the Peer Group and the Fund Benchmark. The Trustees also noted that Class N shares of the Fund ranked in the top third relative to its Peer Group for the 5-year period. The Trustees also took into account the fact that the Fund’s investment strategy was changed in 2019. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG GW&K ESG Bond Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for

Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2023 was above, above, below, and above, respectively, the median performance of the Peer Group and above the performance of the Fund Benchmark, the Bloomberg U.S. Aggregate Bond Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s outperformance relative to the Peer Group and the Fund Benchmark and the fact that the Fund ranked in the top quintile relative to its Peer Group for the 1-year and 3-year periods and Class N shares of the Fund ranked in the top quartile relative to its Peer Group for the 10-year period. The Trustees also took into account the fact that the Fund’s subadviser, investment strategy, and Fund Benchmark changed effective March 19, 2021, and that the performance information prior to that date reflected that of the Fund’s prior subadviser and investment strategy. The Trustees considered management’s discussion that the Fund’s performance has been in line with management’s expectations since the current Subadviser assumed subadvisory responsibilities. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG GW&K High Income Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and

10-year periods ended March 31, 2023 was above, below, above, and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Bloomberg U.S. High Yield 1-5 Year Ba Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark and the fact that the Fund ranked in the top decile relative to its Peer Group for the 1-year period. The Trustees also took into account the fact that the Fund’s subadviser, investment strategy, and Fund Benchmark changed effective December 4, 2020, and that the performance information prior to that date reflected that of the Fund’s prior subadviser and investment strategy. The Trustees considered management’s discussion that the Fund’s performance has been in line with management’s expectations since the current Subadviser assumed subadvisory responsibilities. The Trustees concluded

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES; PROFITABILITY; AND ECONOMIES OF SCALE.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 21, 2023 and prior meetings setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted payments are made from the Subadviser to the Investment Manager, and other payments are made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under each Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under each Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the

Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to each Fund and the resulting profitability from these relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under each Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG GW&K Municipal Enhanced Yield Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2023 were rated in the High and the Above Average rating level, respectively, of the Fund’s Peer Group. The Trustees noted that the rating levels corresponded to the Fund’s quintile ranking in its Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2025, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.59%. The Board also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds and select competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K Municipal Bond Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2023 were rated in the Below Average and the Low rating level, respectively, of the Fund’s Peer Group. The Trustees noted that the rating levels corresponded to the Fund’s quintile ranking in its Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2024, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.34%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K Enhanced Core Bond ESG Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2023 were rated in the Average and the Above Average rating level, respectively, of the Fund’s Peer Group. The Trustees noted that the rating levels corresponded to the Fund’s quintile ranking in its Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2024, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.48%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds and select competitors, and the Fund’s small size relative to its peer universe. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K ESG Bond Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2023 were rated in the Below Average and the Average rating level, respectively, of the Peer Group. The Trustees noted that the rating levels corresponded to the Fund’s quintile ranking in its Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2024, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.43%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K High Income Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2023 were both rated in the Below Average rating level of the Peer Group. The Trustees noted that the rating level corresponded to the Fund’s quintile ranking in its Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2024, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.59%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under each Investment Management Agreement and each Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 21, 2023, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for each Fund.

Funds Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

The AMG Funds Family of Funds (each a “Fund,” and collectively, the “Funds”) have adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by the Liquidity Rule. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including access to the Funds’ credit facility. Under the Liquidity Rule, each liquidity classification category (highly liquid, moderately liquid, less liquid and illiquid) is defined with respect to the time it is reasonably expected to take to convert the investment to cash (or sell or dispose of the investment) in current market conditions without significantly changing the market value of the investment.

The Funds’ Board of Trustees (the “Board”) appointed AMG Funds LLC (“AMGF”) as the Program administrator. AMGF formed a Liquidity Risk Management Committee (“LRMC”), which includes members of various departments across AMGF, including Legal, Compliance, Product Services, Investment Research and Product Analysis & Operations and, as needed, other representatives of AMGF and/or representatives of the subadvisers to the Funds. The LRMC meets on a periodic basis, no less frequently than monthly. The LRMC is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

At a meeting of the Board held on March 22, 2023, the Board received a report from the LRMC regarding the design and operational effectiveness of the Program for the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed whether each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions is appropriate for an open-end fund structure. The LRMC also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Funds maintain an in-kind redemption policy, which may be utilized to meet larger redemption requests, when appropriate. The LRMC may also take into consideration a Fund’s shareholder ownership concentration, a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements:

The LRMC considered the terms of the credit facilities available to the Funds.

The report concluded that, based upon the review of the Program, using resources and methodologies that AMGF considers reasonable, AMGF believes that the Program and Funds’ Liquidity Risk Management Policies and Procedures are adequate, effective, and reasonably designed to effectively manage the Funds’ liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus or statement of additional information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc. AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

TRUSTEES

Bruce B. Bingham

Kurt A. Keilhacker

Steven J. Paggioli

Eric Rakowski

Victoria L. Sassine

Garret W. Weston

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semi-annual report or annual report, please visit amgfunds.com.

amgfunds.com |

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com |	063023 SAR088

SEMI-ANNUAL REPORT

AMG Funds

June 30, 2023

AMG Veritas Asia Pacific Fund

Class N: MGSEX | Class I: MSEIX

amgfunds.com |	063023	SAR078

AMG Funds Semi-Annual Report — June 30, 2023 (unaudited)

TABLE OF CONTENTS	PAGE

ABOUT YOUR FUND’S EXPENSES	2

FUND PERFORMANCE	3

FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	7

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	8
Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	10
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	11
Detail of changes in assets for the past two fiscal periods

Financial Highlights	12
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	14
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	20

FUNDS LIQUIDITY RISK MANAGEMENT PROGRAM	22

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first section of the following table provides information about the actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2023	Expense Ratio for the Period	Beginning Account Value 01/01/23	Ending Account Value 06/30/23	Expenses Paid During the Period*

AMG Veritas Asia Pacific Fund

Based on Actual Fund Return

Class N	1.17%	$1,000	$968	$5.71

Class I	0.93%	$1,000	$969	$4.54

Based on Hypothetical 5% Annual Return

Class N	1.17%	$1,000	$1,019	$5.86

Class I	0.93%	$1,000	$1,020	$4.66

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2

Fund Performance (unaudited) Periods ended June 30, 2023

The table below shows the average annual total returns for the periods indicated for the Fund, as well as the Fund’s relative index for the same time periods ended June 30, 2023.

Average Annual Total Returns[1]	Six Months*	One Year	Five Years	Ten Years

AMG Veritas Asia Pacific Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22

Class N	(3.20%)	(7.32%)	1.17%	7.34%

Class I	(3.07%)	(7.09%)	1.43%	7.56%

MSCI AC Asia Pacific ex Japan Index[23]	3.02%	0.80%	1.58%	4.49%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

*	Not annualized.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of June 30, 2021. All returns are in U.S. Dollars($).

[2]	From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

As of March 19, 2021, the Fund’s Subadviser was changed to Veritas Asset Management LLP. Prior to March 19, 2021, the Fund was known as the AMG Managers Special Equity Fund, and had different principal investment strategies and corresponding risks. Performance shown for periods prior to March 19, 2021, reflects the performance and investment strategies of the Fund’s previous subadvisers, Federated MDTA LLC, Lord, Abbett & Co. LLC, Ranger Investment Management L.P. and Smith Asset Management Group, L.P. The Fund’s past performance would have been different if the Fund were managed by the current Subadviser and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[4]

The Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded favorable tax treatment under the Internal Revenue Code of 1986, as amended, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.

[5]

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 pandemic, or in response to events that affect particular industries or companies.

[6]

Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmark or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[7]

Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8]

To the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

[9]   Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

[10]  Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

[11]  Fluctuations in exchange rates may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar.

[12]  To the extent the Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region, and the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.

    The Fund is particularly susceptible to risks in the Greater China region, which consists of Hong Kong, The People’s Republic of China (the “PRC”) and Taiwan, among other countries. Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed,

3

Fund Performance Periods ended June 30, 2023 (continued)

    and its economy may be adversely impacted by a slowdown in export growth.

    In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country).

[13]  Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

[14]  The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of the Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns.

[15]  When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.

[16]  The stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

[17]  The stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[18]  The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[19]  An investment in participatory notes is subject to market risk. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non-U.S. bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.

[20]  Trading in China A-Shares through Stock Connect is subject to sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

[21]  Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[22]  The Fund may gain investment exposure to certain Chinese companies through variable interest entity

    (“VIE”) structures. A VIE structure enables foreign investors, such as the Fund, to obtain investment exposure to a Chinese company in situations in which the Chinese government has limited or prohibited non-Chinese ownership of such company. A VIE does not have equity ownership in its corresponding China-based company but has claims to the China-based company’s profits and control of its assets through contractual arrangements. VIEs are a common industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. If the Chinese government takes action adversely affecting VIEs, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent consequences, which could result in substantial investment losses.

[23]  The MSCI AC Asia Pacific ex-Japan Index captures large- and mid- capitalization representation across certain Developed and Emerging Market countries in the Asia Pacific region (excluding Japan). Unlike the Fund, the MSCI AC Asia Pacific ex-Japan Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC Insured, nor bank guaranteed. May lose value.

4

AMG Veritas Asia Pacific Fund Fund Snapshots (unaudited) June 30, 2023

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	19.9

Consumer Discretionary	19.1

Financials	16.2

Health Care	11.9

Consumer Staples	8.6

Communication Services	7.7

Materials	7.3

Real Estate	3.7

Energy	2.4

Industrials	0.8

Short-Term Investments	1.6

Other Assets, less Liabilities	0.8

TOP TEN HOLDINGS

Security Name	% of Net Assets

Alibaba Group Holding, Ltd. (China)	8.9

Kweichow Moutai Co., Ltd., Class A (China)	8.6

CSL, Ltd. (Australia)	7.4

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	6.7

Samsung Electronics Co., Ltd. (South Korea)	6.6

Tencent Holdings, Ltd. (China)	5.0

Kotak Mahindra Bank, Ltd. (CLSA Ltd.) (India)	4.3

LG Chem, Ltd. (South Korea)	4.1

Goodman Group (Australia)	3.8

Hong Kong Exchanges & Clearing, Ltd. (Hong Kong)	3.7

Top Ten as a Group	59.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

5

AMG Veritas Asia Pacific Fund Schedule of Portfolio Investments (unaudited) June 30, 2023

	Shares	Value

Common Stocks - 82.4%

Communication Services - 7.7%

REA Group, Ltd. (Australia)	28,000	$2,689,772

Tencent Holdings, Ltd. (China)	116,739	4,949,871

Total Communication Services		7,639,643

Consumer Discretionary - 17.4%

Alibaba Group Holding, Ltd. (China)*	847,350	8,820,770

H World Group Ltd., ADR (China)*	45,000	1,745,100

Meituan, Class B (China)*,1	93,072	1,459,454

PDD Holdings, Inc., ADR (Ireland)*	7,900	546,206

Sands China, Ltd. (Macau)*	700,000	2,397,300

Yum China Holdings, Inc. (China)	40,000	2,260,000

Total Consumer Discretionary		17,228,830

Consumer Staples - 8.6%

Kweichow Moutai Co., Ltd., Class A (China)	36,700	8,554,924

Energy - 1.2%

Reliance Industries, Ltd. (India)	37,200	1,159,565

Financials - 11.9%

AIA Group, Ltd. (Hong Kong)	198,000	2,010,987

ASX, Ltd. (Australia)	60,000	2,524,980

HDFC Bank, Ltd., ADR (India)	41,772	2,911,508

Hong Kong Exchanges & Clearing, Ltd. (Hong Kong)	97,600	3,697,968

Ping An Insurance Group Co. of China, Ltd., Class A (China)	100,000	639,391

Total Financials		11,784,834

Health Care - 8.3%

CSL, Ltd. (Australia)	39,874	7,383,819

ResMed, Inc. (United States)	40,000	877,307

Total Health Care		8,261,126

Industrials - 0.8%

ZTO Express Cayman, Inc., ADR (China)	30,000	752,400

Information Technology - 18.7%

Infosys, Ltd., Sponsored ADR (India)	120,000	1,928,400

Samsung Electronics Co., Ltd. (South Korea)	118,150	6,505,727

Samsung SDI Co., Ltd. (South Korea)	6,700	3,421,251

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	360,400	6,657,789

Total Information Technology		18,513,167

	Shares	Value

Materials - 4.1%

LG Chem, Ltd. (South Korea)	8,090	$4,118,311

Real Estate - 3.7%

Goodman Group, REIT (Australia)	277,346	3,728,319

Total Common Stocks (Cost $94,284,760)		81,741,119
Participation Notes - 15.2%

Consumer Discretionary - 1.7%

Titan Co., Ltd. (CLSA Ltd.), 06/30/28 (India)	20,000	744,690

Zomato, Ltd. (CLSA Ltd.), 07/22/26 (India)	1,000,000	917,526

Total Consumer Discretionary		1,662,216

Energy - 1.2%

Reliance Industries Ltd. (CLSA Ltd.), 06/30/25 (India)	36,895	1,150,057

Financials - 4.3%

Kotak Mahindra Bank, Ltd. (CLSA Ltd.), 06/02/25 (India)	187,500	4,228,776

Health Care - 3.6%

Apollo Hospitals Enterprise, Ltd. (CLSA Ltd.), 06/30/27 (India)	58,000	3,610,338

Information Technology - 1.2%

Tata Consultancy Services, Ltd. (CLSA Ltd.), 02/25/25 (India)	30,365	1,226,969

Materials - 3.2%

Asian Paints, Ltd. (CLSA Ltd.), 06/30/25 (India)	78,500	3,223,514

Total Participation Notes (Cost $14,309,960)		15,101,870
Short-Term Investments - 1.6%

Other Investment Companies - 1.6%

Dreyfus Government Cash Management Fund, Institutional Shares, 5.00%[2]	634,065	634,065

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 5.07%[2]	951,098	951,098

Total Short-Term Investments (Cost $1,585,163)		1,585,163

Total Investments - 99.2%
(Cost $110,179,883)		98,428,152

Other Assets, less Liabilities - 0.8%		780,112

Net Assets - 100.0%		$99,208,264

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the value of this security amounted to $1,459,454 or 1.5% of net assets.

[2]	Yield shown represents the June 30, 2023, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR    American Depositary Receipt

REIT    Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

6

AMG Veritas Asia Pacific Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2023:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Information Technology	$1,928,400	$16,584,767	—	$18,513,167

Consumer Discretionary	4,551,306	12,677,524	—	17,228,830

Financials	2,911,508	8,873,326	—	11,784,834

Consumer Staples	—	8,554,924	—	8,554,924

Health Care	—	8,261,126	—	8,261,126

Communication Services	—	7,639,643	—	7,639,643

Materials	—	4,118,311	—	4,118,311

Real Estate	—	3,728,319	—	3,728,319

Energy	—	1,159,565	—	1,159,565

Industrials	752,400	—	—	752,400

Participation Notes†	—	15,101,870	—	15,101,870

Short-Term Investments

Other Investment Companies	1,585,163	—	—	1,585,163

Total Investments in Securities	$11,728,777	$86,699,375	—	$98,428,152

†

All participation notes held in the Fund are Level 2 securities. For a detailed breakout of participation notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the six months ended June 30, 2023, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at June 30, 2023, was as follows:

Country	% of Long-Term Investments

Australia	16.8

China	30.1

Hong Kong	5.9

India	21.8

Ireland	0.6

Macau	2.5

South Korea	14.5

Taiwan	6.9

United States	0.9

100.0

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities (unaudited) June 30, 2023

AMG Veritas Asia Pacific Fund

Assets:

Investments at value[1]	$98,428,152

Foreign currency[2]	117,819

Receivable for investments sold	1,067,230

Dividend and interest receivables	127,945

Receivable for Fund shares sold	1,562

Receivable from affiliate	10,701

Prepaid expenses and other assets	18,039

Total assets	99,771,448

Liabilities:

Payable for investments purchased	186,336

Payable for Fund shares repurchased	45,534

Payable for foreign capital gains tax	188,211

Accrued expenses:

Investment advisory and management fees	59,379

Administrative fees	12,545

Shareholder service fees	17,392

Other	53,787

Total liabilities	563,184

Commitments and Contingencies (Notes 2 & 8)

Net Assets	$99,208,264

[1] Investments at cost	$110,179,883

[2] Foreign currency at cost	$117,819

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities (continued)

AMG Veritas Asia Pacific Fund
Net Assets Represent:

Paid-in capital	$150,270,597

Total distributable loss	(51,062,333)

Net Assets	$99,208,264

Class N:

Net Assets	$91,170,518

Shares outstanding	1,584,954

Net asset value, offering and redemption price per share	$57.52

Class I:

Net Assets	$8,037,746

Shares outstanding	127,282

Net asset value, offering and redemption price per share	$63.15

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations (unaudited) For the six months ended June 30, 2023

AMG Veritas
Asia
Pacific Fund

Investment Income:

Dividend income	$982,647

Foreign withholding tax	(70,052)

Total investment income	912,595

Expenses:

Investment advisory and management fees	380,549

Administrative fees	80,398

Shareholder servicing fees - Class N	118,865

Custodian fees	34,602

Professional fees	20,626

Registration fees	15,357

Reports to shareholders	9,945

Transfer agent fees	8,891

Trustee fees and expenses	4,002

Interest expense	1,928

Miscellaneous	3,532

Total expenses before offsets	678,695

Expense reimbursements	(59,436)

Net expenses	619,259

Net investment income	293,336

Net Realized and Unrealized Loss:

Net realized loss on investments	(9,891,784)

Net realized loss on foreign currency transactions	(15,398)

Net change in unrealized appreciation/depreciation on investments	6,403,861

Net change in unrealized appreciation/depreciation on foreign currency translations	(5,290)

Net realized and unrealized loss	(3,508,611)

Net decrease in net assets resulting from operations	$(3,215,275)

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets For the six months ended June 30, 2023 (unaudited) and the fiscal year ended December 31, 2022

	AMG Veritas Asia Pacific Fund
	June 30, 2023	December 31, 2022

Decrease in Net Assets Resulting From Operations:

Net investment income (loss)	$293,336	$(62,027)

Net realized loss on investments	(9,907,182)	(29,453,618)

Net change in unrealized appreciation/depreciation on investments	6,398,571	(20,514,544)

Net decrease in net assets resulting from operations	(3,215,275)	(50,030,189)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(10,594,027)	(25,186,161)

Total decrease in net assets	(13,809,302)	(75,216,350)

Net Assets:

Beginning of period	113,017,566	188,233,916

End of period	$99,208,264	$113,017,566

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

11

AMG Veritas Asia Pacific Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2023
Class N	(unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$59.41	$82.42	$147.58	$111.15	$114.95	$119.45

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.16	(0.05)	(0.67)	(1.03)	(1.03)	(0.91)

Net realized and unrealized gain (loss) on investments	(2.05)	(22.96)	4.55	43.88	30.19	(3.59)

Total income (loss) from investment operations	(1.89)	(23.01)	3.88	42.85	29.16	(4.50)

Less Distributions to Shareholders from:

Net realized gain on investments	—	—	(56.87)	(6.42)	(32.96)	—

Paid in capital	—	—	(12.17)	—	—	—

Total distributions to shareholders	—	—	(69.04)	(6.42)	(32.96)	—

Net Asset Value, End of Period	$57.52	$59.41	$82.42	$147.58	$111.15	$114.95

Total Return[2,3]	(3.20)%[4]	(27.91)%	3.16%	38.74%	25.69%	(3.76)%

Ratio of net expenses to average net assets	1.17%[5]	1.18%	1.27%[6]	1.36%[6]	1.36%[6]	1.36%[6]

Ratio of gross expenses to average net assets[7]	1.28%[5]	1.29%	1.31%	1.42%	1.42%	1.38%

Ratio of net investment income (loss) to average net assets[2]	0.53%[5]	(0.07)%	(0.69)%	(0.89)%	(0.76)%	(0.69)%

Portfolio turnover	27%[4]	54%	222%	100%	96%	113%

Net assets end of period (000’s) omitted	$91,171	$100,679	$166,168	$204,794	$171,801	$170,744

12

AMG Veritas Asia Pacific Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2023
Class I	(unaudited)	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$65.15	$90.15	$154.81	$116.08	$118.57	$122.90

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.25	0.13	(0.48)	(0.77)	(0.72)	(0.60)

Net realized and unrealized gain (loss) on investments	(2.25)	(25.13)	4.86	45.92	31.19	(3.73)

Total income (loss) from investment operations	(2.00)	(25.00)	4.38	45.15	30.47	(4.33)

Less Distributions to Shareholders from:

Net realized gain on investments	—	—	(56.87)	(6.42)	(32.96)	—

Paid in capital	—	—	(12.17)	—	—	—

Total distributions to shareholders	—	—	(69.04)	(6.42)	(32.96)	—

Net Asset Value, End of Period	$63.15	$65.15	$90.15	$154.81	$116.08	$118.57

Total Return[2,3]	(3.07)%[4]	(27.73)%	3.43%	39.08%	26.02%	(3.52)%

Ratio of net expenses to average net assets	0.93%[5]	0.93%	1.02%[6]	1.11%[6]	1.11%[6]	1.11%[6]

Ratio of gross expenses to average net assets[7]	1.04%[5]	1.04%	1.06%	1.17%	1.17%	1.13%

Ratio of net investment income (loss) to average net assets[2]	0.77%[5]	0.18%	(0.44)%	(0.64)%	(0.51)%	(0.44)%

Portfolio turnover	27%[4]	54%	222%	100%	96%	113%

Net assets end of period (000’s) omitted	$8,038	$12,339	$22,066	$44,593	$38,093	$31,253

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of period end.

[4]	Not annualized.

[5]	Annualized.

[6]	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal years ended December 31, 2021, 2020, 2019 and 2018, respectively.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

13

Notes to Financial Statements (unaudited) June 30, 2023

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds III (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Veritas Asia Pacific Fund (the “Fund”).

The Fund offers Class N and Class I shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund is non-diversified. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Fund that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Fund are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

Participation notes (“P-Notes”) are valued using the underlying equity security’s official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Fund’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability

14

Notes to Financial Statements (continued)

based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, P-Notes, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in

December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to a write-off of a net operating loss. Temporary differences are primarily due to wash sale loss deferrals and the deferral of qualified late year ordinary losses.

At June 30, 2023, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Depreciation

$110,179,883	$2,806,996	$(14,558,727)	$(11,751,731)

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Furthermore, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2022, the Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Short-Term	Long-Term	Total

$14,242,658	$14,714,591	$28,957,249

15

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the six months ended June 30, 2023 (unaudited) and the fiscal year ended December 31, 2022, the capital stock transactions by class for the Fund were as follows:

	June 30, 2023		December 31, 2022
	Shares	Amount	Shares	Amount
Class N:
Shares sold	6,741	$409,199	20,954	$1,393,716
Shares redeemed	(116,326)	(7,027,761)	(342,453)	(22,253,505)

Net decrease	(109,585)	$(6,618,562)	(321,499)	$(20,859,789)

Class I:
Shares sold	9,833	$651,216	58,053	$4,112,834

Shares redeemed	(71,956)	(4,626,681)	(113,414)	(8,439,206)

Net decrease	(62,123)	$(3,975,465)	(55,361)	$(4,326,372)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Securities Lending Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At June 30, 2023, there are no outstanding Repurchase Agreements for the Fund.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the Fund’s subadviser and monitors the subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Veritas Asset Management LLP (“Veritas”) who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Veritas.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the six months ended June 30, 2023, the Fund paid an investment management fee at the annual rate of 0.71% of the average daily net assets of the Fund.

The fee paid to Veritas for its services as subadviser is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2024, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with

16

Notes to Financial Statements (continued)

respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

For the six months ended June 30, 2023, the Investment Manager reimbursed the Fund $59,436, and did not recoup any previously reimbursed expenses. At June 30, 2023, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration Period

Less than 1 year	$81,941

1-2 years	153,233

2-3 years	125,055

Total	$360,229

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class N shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares may reimburse the Investment

Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the six months ended June 30, 2023, were as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred

Class N	0.25%	0.24%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At June 30, 2023, the Fund had no interfund loans outstanding.

The Fund utilized the interfund loan program during the six months ended June 30, 2023 as follows:

Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

$1,842,987	7	$1,928	5.454%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the six months ended June 30, 2023, were $28,962,492 and $41,506,944, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the six months ended June 30, 2023.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign

17

Notes to Financial Statements (continued)

securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The Fund did not have any securities on loan at June 30, 2023.

5. FOREIGN SECURITIES

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. GEOGRAPHIC FOCUS RISK

As the Fund invests a significant portion of its net assets in India and the Greater China region, which consists of the People’s Republic of China (“PRC”), Hong Kong, and Taiwan, among other countries, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions of those countries. Therefore, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.

The Indian government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country).

Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy may be adversely impacted by a slowdown in export growth. Additionally, the Fund invests in China A-Shares through Stock Connect and is subject to sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk, and regulatory and taxation risk.

7. PARTICIPATION NOTES

The Fund invests in P-Notes to gain exposure to issuers in India. P-Notes are a type of equity-linked derivative that are traded in the over-the-counter market and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of those underlying foreign securities. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate due to dividends paid in connection with the underlying security, transaction costs and other expenses. The Fund’s investment in P-Notes is susceptible to similar risks of the underlying security, but typically the Fund does not receive voting or other rights as it would if the Fund directly owned the underlying security. Additionally, P-Notes entail the risks that the counterparties or issuers of the P-Notes may not be able to fulfill their obligations, that the Fund and counterparties or issuers may disagree as to the meaning or application of contractual terms, and/or that the P-Notes may not perform as expected. Although P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparties or issuers of P-Notes will be willing to repurchase such instrument when the Fund wishes to sell it.

8. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

18

Notes to Financial Statements (continued)

9. CREDIT AGREEMENT

On April 12, 2023, the Trust, on behalf of the Fund and another fund in the Trust, and AMG Funds II (“Trust II”), on behalf of one of its funds, became party to an amended and restated credit agreement between BNYM and AMG Funds IV (“Trust IV”) dated July 22, 2020 (as amended from time to time, the “Credit Agreement”). The Credit Agreement provides the Trust, Trust II, and Trust IV (collectively, the “Participating Trusts”), on behalf of certain funds in the Participating Trusts, including the Fund (collectively, the “Participating Funds”), a revolving line of credit of up to $50 million. The Credit Agreement runs for a 364-day term that can be renewed at the mutual agreement of the Participating Trusts and BNYM. The facility is shared by the Participating Funds and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans is equal to the greater of the Prime Rate plus 1.25%, or 0.50% plus the Federal Funds Effective Rate plus 1.25%. The interest rate on outstanding Overnight Loans is equal to the greater of the Federal Funds Effective Rate plus 1.25%, or the Adjusted Daily Simple SOFR plus 1.25%. The Adjusted Daily Simple SOFR is the sum of Daily Simple SOFR plus 0.10% plus a floor rate of 0.00%. The Participating Funds pay a commitment fee on the unutilized commitment amount of 0.175% per annum, which is allocated to the Participating Funds based on average daily net assets and included in miscellaneous expense on the Statement of Operations. Interest incurred on loans utilized is included in the

Statement of Operations as interest expense. The Fund had no loans outstanding as of June 30, 2023, and did not utilize the line of credit during the period April 12, 2023, to June 30, 2023. The Credit Agreement was renewed on July 19, 2023.

10. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4. At June 30, 2023, the Fund had no Repurchase Agreements outstanding.

11. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

19

Annual Renewal of Investment Management and Subadvisory Agreements

At an in-person meeting held on June 21, 2023, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds III (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for AMG Veritas Asia Pacific Fund (the “Fund”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”); and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for the Fund (the “Subadvisory Agreement”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and Subadvisory Agreement, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for the Fund (the “Peer Group”), performance information for the relevant benchmark index for the Fund (the “Fund Benchmark”), other relevant matters, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 21, 2023 and prior meetings relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment

Manager in Board meetings relating to the performance of its duties with respect to the Fund and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to the Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to the Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person, telephonic or videoconference diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain a contractual expense limitation for the Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE.

The Board considered the Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark, considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes a similar investment strategy and approach, and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources and attention to monitoring the Subadviser’s performance,

20

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

investment style and risk-adjusted performance with respect to the Fund and its discussions with the management of the Fund’s subadviser during the period regarding the factors that contributed to the performance of the Fund.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2023 was below, above, above, and above, respectively, the median performance of the Peer Group and below, above, above, and above, respectively, the performance of the Fund Benchmark, the MSCI AC Asia Pacific ex Japan Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance and the fact that the Fund ranked in the top quintile of its Peer Group for the 5-year period and the top decile of its Peer Group for the 10-year period. The Trustees also took into account the fact that the Fund’s subadviser, investment strategy, and Fund Benchmark changed effective March 19, 2021, and that the performance information prior to that date reflected that of the Fund’s prior subadvisers and investment strategy. The Trustees considered management’s discussion that the Fund’s performance has been in line with management’s expectations since the current Subadviser assumed subadvisory responsibilities. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES; PROFITABILTY; AND ECONOMIES OF SCALE.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 21, 2023 and prior meetings setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to the Fund), received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Fund, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund. The Trustees also noted payments are made from the Subadviser to the Investment Manager, and other payments are made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset level of the Fund, and the impact on profitability of both the current asset level and any future growth of assets of the Fund.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Fund, the Trustees noted the undertaking by the Investment Manager to maintain a contractual expense limitation for the Fund. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to the Fund and the resulting profitability from the relationship. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted

that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2023 were both rated in the Below Average rating level of the Fund’s Peer Group. The Trustees noted that the rating level corresponded to the Fund’s quintile ranking in its Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2024, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.93%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and the Subadvisory Agreement: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 21, 2023, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund.

21

Funds Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

The AMG Funds Family of Funds (each a “Fund,” and collectively, the “Funds”) have adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by the Liquidity Rule. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including access to the Funds’ credit facility. Under the Liquidity Rule, each liquidity classification category (highly liquid, moderately liquid, less liquid and illiquid) is defined with respect to the time it is reasonably expected to take to convert the investment to cash (or sell or dispose of the investment) in current market conditions without significantly changing the market value of the investment.

The Funds’ Board of Trustees (the “Board”) appointed AMG Funds LLC (“AMGF”) as the Program administrator. AMGF formed a Liquidity Risk Management Committee (“LRMC”), which includes members of various departments across AMGF, including Legal, Compliance, Product Services, Investment Research and Product Analysis & Operations and, as needed, other representatives of AMGF and/or representatives of the subadvisers to the Funds. The LRMC meets on a periodic basis, no less frequently than monthly. The LRMC is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

At a meeting of the Board held on March 22, 2023, the Board received a report from the LRMC regarding the design and operational effectiveness of the Program for the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed whether each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions is appropriate for an open-end fund structure. The LRMC also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Funds maintain an in-kind redemption policy, which may be utilized to meet larger redemption requests, when appropriate. The LRMC may also take into consideration a Fund’s shareholder ownership concentration, a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements:

The LRMC considered the terms of the credit facilities available to the Funds.

The report concluded that, based upon the review of the Program, using resources and methodologies that AMGF considers reasonable, AMGF believes that the Program and Funds’ Liquidity Risk Management Policies and Procedures are adequate, effective, and reasonably designed to effectively manage the Funds’ liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus or statement of additional information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

22

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

Veritas Asset Management LLP

1 Smart’s Place

London, WC2B 5LW

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc. AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

TRUSTEES

Bruce B. Bingham

Kurt Keilhacker

Steven J. Paggioli

Eric Rakowski

Victoria Sassine

Garret W. Weston

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund’s website at amgfunds.com. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semi-annual report or annual report, please visit amgfunds.com.

amgfunds.com |

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com |	063023 SAR078

Item 2.	CODE OF ETHICS

Not applicable for the semi-annual shareholder report.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the semi-annual shareholder report.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the semi-annual shareholder report.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a)

The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13. EXHIBITS

(a) (1)	Not applicable.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS III

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	September 7, 2023

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	September 7, 2023